AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 29, 2024
SECURITIES ACT FILE NO. 033‑69804
INVESTMENT COMPANY ACT FILE NO. 811‑08062
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:	[X]

Pre‑Effective Amendment No.	[ ]

Post-Effective Amendment No. 57	[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:	[X]

Amendment No. 57	[X]
(Check Appropriate Box or Boxes)
NICHOLAS EQUITY INCOME FUND, INC.
(Exact Name of Registrant as Specified in Charter)

411 East Wisconsin Avenue
Milwaukee, WI	53202
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (414) 272‑4650
Jennifer R. Kloehn, Senior Vice President
Nicholas Equity Income Fund, Inc.
411 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and Address of Agent for Service)
WITH A COPY TO:
K. Thor Lundgren, Esq.
Jason T. Thompson, Esq.
Michael Best & Friedrich LLP
100 East Wisconsin Avenue, Suite 3300
Milwaukee, WI 53202
It is proposed that this filing will become effective (check appropriate box):
[   ]  Immediately upon filing pursuant to paragraph (b) of Rule 485.
[ x ]  On July 29, 2024 pursuant to paragraph (b) of Rule 485.
[   ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[   ]  On (date) pursuant to paragraph (a)(1) of Rule 485.
[   ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485.
[   ]  On (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
[   ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
JULY 29, 2024
Nicholas Equity Income Fund, Inc. – NSEIX

Nicholas Equity Income Fund, Inc.’s (the “Fund”)
primary investment objective is to produce reasonable income and the Fund’s secondary goal is moderate long-term growth.
The Securities and Exchange Commission has not approved or disapproved of the Fund’s shares or determined whether this prospectus is truthful or complete.
Any representation to the contrary is a criminal offense.
WWW.NICHOLASFUNDS.COM

SUMMARY
Investment Objectives
The Fund’s main goal is to produce reasonable income and the Fund’s secondary goal is moderate long-term growth.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees

(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Wire Redemption Fee	$15.00
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.61%
Distribution (12b‑1) Fees	None
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.70%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

	One Year	Three Years	Five Years	Ten Years
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11.98% of the average value of the portfolio.
Principal Investment Strategies
To achieve reasonable income, the Fund seeks an income yield that exceeds the corporate dividend yield on the securities included in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). The market capitalization of the securities held by the Fund as of June 30, 2024 ranged from a low of $2.7 billion to a high of $3.4 trillion. To achieve moderate long-term growth, the Fund seeks a five-year return which approximates three-fourths of the average total return achieved over a five-year period on the S&P 500 Index.

To pursue the Fund’s investment objectives, the Fund invests in a diversified portfolio of income-producing equity securities (including common stocks, preferred stocks and convertible securities) and corporate and government fixed income investments (including notes, bonds and debentures). The Fund is not managed as a balanced portfolio. The Fund invests, under normal market conditions, at least 80% of its net assets in equity securities. The Fund’s Board of Directors may change this policy without shareholder approval. However, the Fund will not change this policy of investing at least 80% of its net assets in equity securities without first changing the Fund’s name and providing at least 60 days prior notice to shareholders. The Fund’s asset allocation is determined by its Adviser, Nicholas Company, Inc. (the “Adviser”), at any given time in light of its assessment of current economic conditions and investment opportunities.
In selecting investments, the Adviser performs its own credit analysis on the credit quality of issuers. In this evaluation, the Adviser considers, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.
The Fund may invest in both investment grade and non‑investment grade securities and its investments may include both rated and unrated securities. The Fund is subject to the following restriction: at time of investment, not more than 20% of the Fund’s total assets may be invested in non‑investment grade preferred stocks, convertible securities and debt securities. The Fund invests in both short-term and long-term debt securities and is not limited as to the maturities of the securities in which it invests. The Fund may invest in Real Estate Investment Trusts (“REITs”) and other real estate-based securities.
Principal Risks of Investing
As with any mutual fund, the Fund cannot guarantee that it will meet its goals or that its performance will be positive over any period of time. The Fund’s investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund’s investments go down, you may lose money.
The principal risks of investing in the Fund are:

•
Stock Market Risk – Stock market risk involves the possibility that the value of the Fund’s investments in equity securities will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Fund’s portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund.

•
Portfolio-Specific Risk – From time to time, the value of an individual company may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on other similar companies within the industry. Although the Fund will invest most of its assets in the securities of medium- and large‑sized companies, the Fund may face additional risks due to its investments in small‑sized companies. Securities of small- to medium‑sized companies often fluctuate in price more than common stocks of larger companies.

•
Credit Risk – Credit risk involves the possibility that the issuers of securities held in the Fund’s portfolio may fail to make timely interest and principal payments. The Fund’s investments may include non‑investment grade securities (securities with lower credit qualities) which recognized rating agencies consider speculative with respect to the issuer’s continuing ability to pay interest or principal.

•
Interest Rate Risk – Interest rate risk refers to the risk that the prices of the Fund’s investments, particularly fixed income investments, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that primarily invests in short-term debt securities.

In addition, the income you receive from the Fund is based in part on interest rates which can vary widely over the short- and long-term. If interest rates decline, your income from the Fund may decline as well.

•
Selection Risk – The Fund also faces selection risk, which is the risk that the investments the Fund purchases will underperform markets or other mutual funds with similar investment objectives and strategies.

•
Risks Related to Preferred Stock and Convertible Investments – Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non‑receipt of income. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without a stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. The value of convertible preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and convertible debt securities will be affected by the factors that affect both equity securities (such as stock market movements) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

•
Investments in Unrated Debt Securities – Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as liquid and thus they may carry greater market risk and a higher yield than rated securities.

•
High Yield Bond Market Risk – The entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market’s volatility.

•
Call Risk – If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or “call” their bonds before their maturity dates. In such event, the proceeds could be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

•
Risks Related to Investments in REITs and Other Real Estate-Based Securities – These securities are subject to risks related to the real estate industry. The performance of these securities is dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed. In addition, these securities also are subject to market risk (the risk that stock prices overall will decline over short or even extended periods) and interest rate risk (the risk that the prices of these securities will decrease if interest rates rise).

•
Public Health Threats Risk – Threats to public health can have a negative impact on the global economy and financial markets, which could adversely affect the securities held by the Fund. Impacts of public health threats may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks may exacerbate other pre‑existing political, social and economic risks and disrupt normal market conditions and operations. The impact of an outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. These developments as well as other events could result in further market volatility and negatively affect security prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

•
Cybersecurity Risk – The Fund, its service providers, and third party fund distribution platforms, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other issues, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. The occurrence of any of these issues could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Since there are risks inherent in all investments in securities, there is no assurance that the Fund’s objectives will be achieved.
Please note the Fund’s objective stresses reasonable income. Although the Adviser will consider the possibility of some capital appreciation in selecting investments for the Fund, you should not expect the Fund to reach the growth potential of funds which have growth or capital appreciation as their primary objective.
Performance
The bar chart shown below provides some indication of the risks of investing in the Fund. The chart shows the variability of the Fund’s total return for the last ten calendar years(1). Updated performance information for the Fund is available on our website at www.nicholasfunds.com.

(1)	The Fund’s fiscal year end is March 31. The Fund’s calendar year‑to‑date return (six months) as of June 30, 2024 was 5.48%.
For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 15.86% (for the quarter ended June 30, 2020) and the lowest quarterly return was ‑21.55% (for the quarter ended March 31, 2020).
This next table shows how the Fund’s average annual total returns for the one, five and ten year periods ending on December 31, 2023 (the Fund’s most recently completed calendar year), compared to the returns of a broad measure of market performance and the performance average of similar mutual funds. The table also shows the Fund’s average annual total returns after taxes on distributions and after taxes on distributions and the redemption of all of your Fund shares. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Year	Ten Year
Nicholas Equity Income Fund, Inc.
Return Before Taxes	7.87%	12.21%	8.46%
Return After Taxes on Distributions	6.31%	10.15%	6.47%
Return After Taxes on Distributions and Sale of Fund Shares	4.96%	9.39%	6.35%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Lipper Equity Income Fund Objective (reflects no deduction for taxes)	11.41%	10.96%	8.27%
Of course, the Fund’s past performance (before and after taxes) is no guarantee of its future returns.
Investment Adviser
Nicholas Company, Inc. serves as the Fund’s investment adviser (the “Adviser”).
Portfolio Managers
Mr. Michael L. Shelton is the Lead Portfolio Manager of the Fund and is primarily responsible for the day‑to‑day management of the Fund’s portfolio. Mr. Shelton is a Senior Vice President of the Fund and has been the Lead Portfolio Manager of the Fund since August 2016. He served as the Co‑Portfolio Manager of the Fund from April 2011 to August 2016, and has been employed by the Adviser since 2006. Mr. David O. Nicholas is the President and a Director of the Fund and has been Co‑Portfolio Manager of the Fund since August 2016. He formerly served as the Co‑Portfolio Manager of the Fund from July 2001 to April 2008. Effective July 2024, Paul J. Knych is an Associate Portfolio Manager of the Fund. Mr. Knych is a Vice President of the Fund. He has been employed by the Adviser since September 2023.
Purchase and Sale of Fund Shares
The minimum initial investment for the Fund is $500. The minimum subsequent investment is $100 except for those shareholders participating in an automatic investment plan established with the Fund, the minimum is $50.
The Fund’s shares are redeemable. Generally, shareholders may redeem some or all of their shares without charge by the Fund on any day when the New York Stock Exchange is open by written request, by telephone request by calling 800‑544‑6547, by accessing your account online at www.nicholasfunds.com or by wire transfer.
Tax Information
Shareholders may receive distributions from the Fund of ordinary income dividends and capital gains, which may be taxable to shareholders.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay that intermediary for the sale of Fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS
This section provides a more detailed description of the Fund’s investment objective, its principal investment strategies and related risks. The following questions and answers are designed to help you better understand the principal investment strategies and principal risks of investing in the Fund.
What is the Fund’s primary investment objective?
The primary investment objective of Nicholas Equity Income Fund, Inc. is to produce reasonable income for the investor. To achieve this objective, the Fund seeks an income yield that exceeds the corporate dividend yield on the securities included in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). The Fund’s primary investment objective may not be changed without shareholder approval.
The Fund’s secondary objective is moderate long-term growth. To achieve this objective, the Fund seeks a five-year return which approximates three-fourths of the average total return achieved over a five-year period on the S&P 500 Index. The Fund’s secondary investment objective may be changed by the Fund’s Board of Directors without shareholder approval with advance notice to shareholders.
How does the Fund pursue its investment objectives?
The Fund strives to meet its investment objectives by investing primarily in income-producing equity securities and fixed income investments. The Fund will not be managed as a balanced portfolio. The Fund invests, under normal market conditions, at least 80% of its net assets in equity securities. The Fund’s Board of Directors may change this policy without shareholder approval. However, the Fund will not change this policy of investing at least 80% of its net assets in equity securities without first changing the Fund’s name and providing at least 60 days prior notice to shareholders. The Fund’s asset allocation will be determined by the Adviser at any given time in light of its assessment of current economic conditions and investment opportunities. The Fund will not limit its investments to any particular type or size of company or industry. The Fund may invest in companies with small, medium and large market capitalizations if the Adviser believes the companies have the potential to produce reasonable income and, secondarily, moderate long-term growth.
In addition to relying, in part, on the ratings assigned to fixed income securities, the Fund also will rely on the Adviser’s judgment, analysis and experience in evaluating the credit worthiness of the issuer. In this evaluation, the Adviser will consider, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of issuers’ management and regulatory matters.
Equity Investments
The Fund, under normal market conditions, will invest at least 80% of its total assets in income-producing equity securities, which may include common stocks, preferred stocks and securities convertible into common or preferred stocks. The Adviser generally selects income-producing securities which have a higher expected dividend yield than the current quoted dividend yield on the S&P 500 Index. If the Fund invests in an equity security that pays a dividend at a rate below the yield of the S&P 500 Index at the time of purchase, the Adviser will attempt to offset this lower rate through other holdings that pay dividends or interest at rates deemed to be sufficient so that the Fund’s current net income exceeds the yield of the S&P 500 Index. The Fund generally will acquire equity securities with dividend paying histories or which pay current dividends.
Fixed Income Investments
The portion of the Fund’s assets not invested in income-producing equity securities generally will be invested in corporate and government fixed income securities, which may include notes, bonds and debentures. As discussed further below, the Fund’s corporate fixed income investments may include investment grade and non‑investment grade fixed income securities (junk bonds).

Governmental fixed income securities include obligations supported by the full faith and credit of the United States, such as U.S. Treasury obligations and obligations of certain instrumentalities and agencies, and mortgage-backed and related securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or issued or guaranteed by private issuers or guarantors equivalent to the quality standards of corporate fixed income securities, and other government securities.
The Fund invests in both short-term and long-term debt securities. Debt securities with longer maturities generally tend to produce higher yields but are subject to greater interest rate risk than debt securities with shorter maturities. The Fund is not limited as to the maturities of the securities in which it invests.
Credit Quality of Fund Investments
The Fund may invest in both investment grade and non‑investment grade securities and its investments may include both rated and unrated securities. In selecting rated investments, the Adviser will rely upon the ratings assigned to certain income-producing equity securities and debt securities. The Fund may invest in unrated securities when the Adviser believes the financial condition of the issuers of such securities and/or protection offered by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest.
At time of investment, not more that 20% of the Fund’s total assets may be invested in non‑investment grade preferred stocks, convertible securities and debt securities.
Certain circumstances also may arise in which the Fund takes a temporary defensive position. In the case of a temporary defensive position, which could arise from adverse market, economic, political or other conditions, the Fund may hold up to 100% of its portfolio in cash, cash equivalents or U.S. government securities. During any period in which the Fund maintains such a temporary defensive position, it may not achieve its investment objective.
Percentage limitations generally apply on the date of investment by the Fund to the extent permitted by the Investment Company Act of 1940, as amended. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund.
What are the principal risks of investing in Nicholas Equity Income Fund?
Stock Market Risk. The value of the Fund’s investments, and therefore, the value of your Fund shares, may go up or down. Value changes in the Fund’s investments and consequently, your Fund shares, may occur because among other things, a particular stock market fluctuates. Stock markets tend to move in cycles, with periods when stock prices generally go up, known as “bull markets,” and periods when stock prices generally go down, referred to as “bear markets.” Stock prices in general may decline over short or extended periods. Thus, there is a possibility that the value of the Fund’s investments will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Fund’s portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund, which in turn may reduce the value of the Fund’s investments, and consequently, your Fund shares.
Credit Risk. Credit risk refers to an issuer’s ability to make timely payments of interest or principal. The Fund may invest in non‑investment grade securities (securities with lower credit qualities). Recognized rating agencies consider non‑investment grade securities to be speculative with respect to the issuer’s continuing ability to pay interest or principal. Lower grade securities may have less liquidity, a higher incidence of default and the Fund may incur higher expenditures to protect the Fund’s interest in such securities than investments in higher-grade securities. Issuers of lower grade securities generally are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than issuers of higher-grade securities.
While the risk of investing in lower rated securities with speculative characteristics is greater than the risk of investing in higher rated securities, the Fund attempts to minimize this risk through diversification of its investments and by analysis of each issuer and its ability to make timely payments of interest and principal.

Interest Rate Risk. Interest rate risk refers to the risk that the prices of the Fund’s investments, particularly the debt securities in which the Fund may invest, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected by changes in interest rates to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that primarily invests in short-term debt securities.
In addition, the income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates decline, your income from the Fund may decline as well.
Risks Related to Preferred Stock and Convertible Investments. Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non‑receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without a stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stock holders.
The value of convertible preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and convertible debt securities will be affected by the factors that affect both equity securities (such as stock market movements) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.
Investments in Unrated Debt Securities. Unrated securities will be considered for investment by the Fund, but only when the Adviser believes the financial condition of the issuer of such securities and/or protection afforded by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as liquid and thus they may carry greater market risk and a higher yield than rated securities. These factors have the effect of limiting the availability for purchase by the Fund and also may limit the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets.
High Yield Bond Market Risk. The entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market’s volatility.
Call Risk. If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or “call” their bonds before their maturity dates. In such event, the proceeds could be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
Selection Risk. The Fund also faces selection risk, which is the risk that the investments the Fund purchases will underperform the markets or other mutual funds with similar investment objectives and strategies.
Risks Related to Investments in REITs and Other Real Estate-Based Securities. The Fund may invest in REITs and other real estate-based securities listed on a national securities exchange or authorized for quotation on NASDAQ. These securities are subject to risks related to the real estate industry. The performance of these securities is dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed. For instance, the income of the properties could decline due to vacancies, increased competition or poor management, and the property values of the properties could decrease due to a decline in neighborhood condition, overbuilding, uninsured damages caused by natural disasters, property tax increases or other factors. In addition, these securities also are subject to market risk (the risk that stock prices overall will decline over short or even extended periods) and interest rate risk (the risk that the prices of these securities will decrease if interest rates rise).
Public Health Threats Risk. Threats to public health can have a negative impact on the global economy and financial markets, which could adversely affect the securities held by the Fund. Impacts of public health threats may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks may exacerbate other pre‑existing political, social and economic risks and disrupt normal market conditions and operations. The impact of an outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. These developments as well as other events could result in further market volatility and negatively affect security prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Cybersecurity Risk. The Fund, its service providers, and third party fund distribution platforms, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other issues, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. The occurrence of any of these issues could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Risks Related to Certain Other Portfolio Investments and Strategies. The Fund may use other investment strategies. These strategies and the associated non‑principal risks are described in further detail in the Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference herein.
Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. There can be no assurance that the Fund’s policies with respect to information about its portfolio securities will be effective or protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information. The Fund’s complete portfolio holdings are made available to the public on a quarterly basis generally no later than 60 days after the end of each calendar quarter end. A summary of the Fund’s portfolio composition is also posted to the Fund’s website at www.nicholasfunds.com under the heading “Quarterly Factsheet” generally 10 days or more following a calendar quarter end. This summary composition may include the Fund’s top ten holdings and a breakdown by sector.
The Fund may use many different investment strategies in seeking its investment objective, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund’s investments are explained in detail in the Fund’s SAI, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest and the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities, you should request a copy of the SAI. To learn how to obtain a copy, see the back cover page of this Prospectus.
As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you will not lose money on your investment. There is no guarantee that the Fund’s performance will be positive over any period of time. In view of the risks inherent in all investments in securities, there is no assurance that the Fund’s objectives will be achieved.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years ended March 31, 2024. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements which have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, financial highlights, and related notes, are incorporated by reference in the SAI and included in the Fund’s Annual Report, which may be obtained without charge by writing or calling the Fund.

	Years Ended March 31,
	2024	2023	2022	2021	2020
NET ASSET VALUE, BEGINNING OF PERIOD	$19.84	$21.57	$21.75	$15.14	$18.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income(1)	.44	.40	.36	.36	.36
Net gain (loss) on securities (realized and unrealized)	2.54	(1.35)	2.02	7.23	(1.57)

Total from investment operations	2.98	(.95)	2.38	7.59	(1.21)

LESS DISTRIBUTIONS
From net investment income	(.45)	(.38)	(.36)	(.29)	(.28)
From net capital gain	(.43)	(.40)	(2.20)	(.69)	(2.24)

Total distributions	(.88)	(.78)	(2.56)	(.98)	(2.52)

NET ASSET VALUE, END OF PERIOD	$21.94	$19.84	$21.57	$21.75	$15.14

TOTAL RETURN	15.68%	(4.31)%	11.23%	51.18%	(8.80)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$473.7	$442.0	$487.4	$459.6	$295.9
Ratio of expenses to average net assets	.70%	.70%	.70%	.72%	.73%
Ratio of net investment income to average net assets	2.22%	2.00%	1.65%	1.92%	1.88%
Portfolio turnover rate	11.98%	18.75%	18.11%	33.58%	32.04%

(1)	Computed based on average shares outstanding.
Please consider the performance information above in light of the Fund’s investment objectives and policies, and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your Fund shares may go up or down.

THE FUND’S INVESTMENT ADVISER
Nicholas Company, Inc., located at 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the Fund’s investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund’s business affairs, subject to supervision by the Fund’s Board of Directors.
The Adviser is the investment adviser to three other mutual funds and to numerous institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Fund, Inc., Nicholas II, Inc. and Nicholas Limited Edition, Inc. As of March 31, 2024, the Adviser had approximately $6.4 billion in assets under management.
The annual fee paid to the Adviser under the investment advisory agreement is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The following table illustrates the calculation of the Adviser’s annual fee:

Net Asset Value of the Fund	Annual Fee Calculation (Based on the Average Net Asset Value of the Fund)

Up to and including $50,000,000	0.70 of 1%

In excess of $50,000,000	0.60 of 1%
For the fiscal year ended March 31, 2024, the aggregate fee paid to the Adviser was 0.61% of the Fund’s average net assets. From time to time, the Adviser may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. As a result, the Fund’s total return, yield and distribution rate will be higher than if the fees and expenses had been paid by the Fund. A discussion regarding the basis for the Board of Directors approval of the Fund’s Investment Advisory Agreement can be found in the Fund’s Semiannual Report to Shareholders for the period ended September 30.
Commencing February 12, 1996, the Adviser began to absorb all Fund operating expenses, including the investment advisory fee, in excess of 0.90% of the average net assets of the Fund on an annual basis, until further notice. From time to time and in its sole discretion, the Adviser may: (i) further reduce or waive its fee or reimburse the Fund for certain of the expenses in order to further reduce the Fund’s expense ratio; or (ii) decrease the amount of absorption of the Fund’s operating expenses in excess of 0.90% of the average net assets of the Fund on an annual basis. During the fiscal years ended March 31, 2011 through 2024, the Adviser did not voluntarily absorb Fund expenses, including the investment advisory fee, because expenses were not in excess of 0.90% of the average net assets of the Fund on an annual basis.
Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issuance or sale of securities.
The Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items. The Fund also pays the Adviser for administrative services provided to the Fund by the Adviser that the Fund is obligated to pay under the Investment Advisory Agreement, subject to certain payment guidelines adopted by unanimous resolution of the Board of Directors. A description of the payment guidelines is included in the Fund’s SAI under “The Fund’s Investment Adviser.”

Mr. Michael L. Shelton is the Lead Portfolio Manager of the Fund and is primarily responsible for the day‑to‑day management of the Fund’s portfolio. Mr. Shelton served as Co‑Portfolio Manager of the Fund from April 2011 to August 2016. Mr. Shelton is a Senior Vice President of the Fund and a Senior Vice President of the Adviser. Mr. Shelton also serves as the Co‑Portfolio Manager to another fund managed by the Adviser, has been employed by the Adviser since 2006, and is a Chartered Financial Analyst and a Certified Public Accountant. Mr. David O. Nicholas has been Co‑Portfolio Manager of the Fund since August 2016. Mr. Nicholas served as Co‑Portfolio Manager of the Fund from July 2001 to April 2008. Mr. Nicholas is President and a Director of the Fund, a Director of the Adviser and the President, Chief Executive Officer and Chief Investment Officer of the Adviser. Mr. Nicholas also serves as a Lead Portfolio Manager or Portfolio Manager to other funds managed by the Adviser, and is a Chartered Financial Analyst. Mr. Paul J. Knych is an Associate Portfolio Manager of the Fund as of July 2024. Mr. Knych is a Vice President of the Fund and a Vice President of the Adviser. Mr. Knych has been employed by the Adviser since September 2023. Prior to joining Nicholas Company, Inc., Mr. Knych was employed as a senior research analyst at Nuveen.
The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.
David O. Nicholas is a controlling person of the Adviser through his ownership of 60% of the outstanding voting securities of the Adviser.
PRICING OF FUND SHARES
The Fund’s price per share is the net asset value (“NAV”) of the Fund. The NAV of the Fund is determined by dividing the total value in U.S. dollars of the Fund’s total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. Securities of the Fund are valued at market value, or if a market quotation is not readily available, their fair value is determined in good faith using procedures adopted by the Board of Directors. As an example, a market quotation may not be readily available if the trading of a security is halted by its primary exchange and does not resume before the markets close or the primary exchange experiences technical difficulties. If a security is valued using fair value pricing, the Fund’s value for that security is likely to be different than the last quoted market value. The NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern Time) on each day the NYSE is open. Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends and national holidays in the U.S.A. For a list of holidays observed by the NYSE, please contact the Fund or see the Fund’s SAI.
Shareholder purchase, redemption and exchange orders are processed using the NAV next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund). In order to receive a day’s price, your request must be received in proper order by the close of regular trading on the NYSE. If you request to purchase, redeem or exchange your shares after the NYSE has closed or on a day the NYSE is closed, the NAV will be determined as of the close of the next day the NYSE is open for trading.

PURCHASE OF FUND SHARES

	TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT

MINIMUM INVESTMENT	$500	$100 $50 via the Automatic Investment Plan

BY MAIL
Regular Mail:
Nicholas Funds
c/o U.S. Bancorp Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Overnight Mail:
Nicholas Funds
c/o U.S. Bancorp Global Fund Services
Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202
	Complete and sign the Account Application. Make your check payable to Nicholas Funds.	Send your check along with the Invest by Mail form detached from your confirmation statement. Send your check payable to Nicholas Funds with your account number in the memo field.

BY INTERNET – www.nicholasfunds.com	Go to www.nicholasfunds.com and click on “Online Account Access” located on the home page. Next, click on “New Account Setup”. To open an account you will need to provide your social security number, your bank’s routing information (also known as an ABA number), your bank account number, your mailing address, your residential address and your email address.	Current shareholders can visit www.nicholasfunds.com and click on “Online Account Access” and then “Login Using User ID” to make subsequent investments directly from your pre‑established bank account or to purchase or exchange shares from another fund in the Nicholas complex with the same registration.

BY TELEPHONE – 800‑544‑6547 414‑276‑0535 The Fund must have bank instructions on file to purchase Fund shares this way. Telephone calls will be recorded.	You may not make an initial purchase of Fund shares via the telephone.	Call the Fund’s transfer agent, U.S. Bancorp Fund Services LLC, during business hours (8:00 A.M. to 7:00 P.M. Central Time).

BY WIRE U.S. Bank, N.A. ABA 075000022 U.S. Bancorp Fund Services, LLC Account 112‑952‑137 Nicholas Equity Income Fund, Inc. (shareholder account number) (shareholder registration)	Complete and send in an Account Application. The completed application must be received in advance of the wire. Call U.S. Bancorp to notify 800‑544‑6547 or 414‑276‑0535.	Call U.S. Bancorp to notify 800‑544‑6547 or 414‑276‑0535.

AUTOMATIC INVESTMENT PLAN U.S. Bancorp 800‑544‑6547 or 414‑276‑0535	Not applicable.	Contact the Fund for additional information.

Other Information about Purchasing Fund Shares
Your application to purchase Fund shares must be in proper order to be accepted may only be accepted by the Fund or an Authorized Agent of the Fund and is not binding until accepted. Once your purchase order has been accepted, you may not cancel or revoke it. All purchase orders must be accompanied by payment in U.S. funds. Purchase of shares will be made in full and fractional shares computed with three decimal places.
Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. To prevent check fraud, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks and money orders will not be accepted. The Fund is unable to accept post-dated checks or any conditional order or payment. The transfer agent will charge a $25 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent or your Automated Clearing House (“ACH”) transfer does not clear. The Fund will not accept purchase or exchange orders under circumstances or in amounts considered disadvantageous for shareholders.
Under the Automatic Investment Plan, you may purchase Fund shares automatically at regular intervals by authorizing the Fund to withdraw $50 or more from your personal bank account. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To participate in this plan, you must complete the “Automatic Investment Plan” section of the application and attach a voided check or contact the Fund at 800‑544‑6547 for additional information. Your financial institution must be a member of the Automated Clearing House (ACH) network. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the effective date.
In compliance with the USA Patriot Act, please note that the transfer agent, U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box alone will not be accepted as a permanent street address. Please contact U.S. Bancorp (800‑544‑6547 or 414‑276‑0535) if you need additional assistance when completing your application. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are U.S. Citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.
If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Fund’s transfer agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
You should be aware that deposit of purchase and exchange requests in the mail or with other independent delivery services does not constitute receipt by U.S. Bancorp or the Fund.
Only bank accounts held at domestic financial institutions that are ACH members may be used for telephone or internet transactions. The ability to perform internet and telephone transactions will become effective approximately 7 business days after an application including bank instructions or a change of account options request to add or change bank instructions is received.
During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone purchases and exchanges. If you are unable to perform your transaction via the internet or by telephone, you may purchase and exchange Fund shares by delivering the request in person or by mail.
Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. If you are making an initial investment by wire, you must first complete and return to the appropriate address an Account Application.

Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum. The Fund’s transfer agent may charge an activity fee for certain requests, including but not limited to, requesting stop payment on a redemption check and overnight delivery of redemption proceeds.
It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Fund at 1‑800‑544‑6547 at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the transfer agent to complete a Texas Designation of Representative form.
Share ownership is electronically recorded. The Fund’s transfer agent will credit the shareholder’s account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.
REDEMPTION AND EXCHANGE OF FUND SHARES

BY MAIL

Written redemption and exchange requests must include the name of the Fund, the account number(s), the amount of money or number of shares being redeemed or exchanged, the name(s) on the account(s) and the signature(s) of each registered account holder. If an account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

Regular Mail:
Nicholas Funds
c/o U.S. Bancorp Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Overnight Mail:
Nicholas Funds
c/o U.S. Bancorp Global Fund Services
Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

BY INTERNET – www.nicholasfunds.com The Fund must have bank instructions on file to redeem Fund shares this way.	Visit www.nicholasfunds.com and click on “Account Access” to redeem or exchange shares to another fund in the Nicholas complex.

BY TELEPHONE – 800‑544‑6547 41414‑276‑0535 Telephone calls will be recorded.	Call the Fund’s transfer agent, U.S. Bancorp Fund Services LLC, during business hours (8:00 A.M. to 7:00 P.M. Central Time).

BY WIRE – 800‑544‑6547 41414‑276‑0535	Call U.S. Bancorp to request wire redemptions.

SYSTEMATIC WITHDRAWAL PLAN U.S. Bancorp 800‑544‑6547 or 414‑276‑0535	Contact the Fund for additional information.

Other Information about Redeeming and Exchanging Fund Shares
All redemptions and exchanges will be processed immediately upon receipt and written confirmations will be issued for all redemptions and exchanges of Fund shares. Once your redemption or exchange order has been accepted, you may not cancel or revoke it.
The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption payments are normally funded by cash held by the Fund, but in periods of unusually high redemptions, the Fund may be required to sell securities. Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund’s Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. Redemption proceeds to be wired normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until notified that investments made by check or electronic funds transfer through the ACH network, have been collected, at which time payment will be made. This delay will not apply if you purchased your shares via wire payment.
You may instruct U.S. Bancorp to mail the proceeds to the address of record or to directly mail the proceeds to a pre‑authorized bank account. Proceeds also may be wired to a pre‑authorized account at a commercial bank in the United States. The transfer agent charges a $15 wire redemption fee. In addition, proceeds also may be electronically transferred through the ACH to a pre‑authorized account at no cost. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions or authorizing electronic transfers.
You can redeem and exchange your shares by internet or telephone unless you decline this option in writing.
During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone redemptions and exchanges. If you are unable to perform your transactions via the internet or by telephone, you may redeem or exchange your shares by delivering the request in person or by mail.
Procedures for redeeming and exchanging Fund shares by internet or telephone may be modified or terminated at any time by the Fund or its transfer agent. The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders. Neither the Fund nor its transfer agent will be liable for following instructions communicated by the internet or telephone which they reasonably believe to be genuine. The Fund and its transfer agent will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Once you place a telephone transaction request, it cannot be canceled or modified after the regular close of trading on the NYSE (generally, 4:00 p.m., Eastern Time).
The Fund will return and not process requests that contain restrictions as to the time or date redemptions and exchanges are to be effected.
The Fund may require additional supporting documents for redemptions and exchanges made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption or exchange request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).
For federal income tax purposes, redemptions and exchanges generally are treated as a sale of the shares being redeemed or exchanged. You may recognize a capital gain or loss equal to the difference between the redemption or exchange price and your cost basis for the shares being redeemed or exchanged. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See “Dividends, Distributions and Federal Tax Status” for further information. If you have an individual retirement account (“IRA”) or other retirement plan, you must indicate on your redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the transaction will be subject to withholding. Shares held in an IRA or other retirement accounts may be redeemed by telephone. Investors will be asked whether or not to withhold taxes from any distribution. Please consult your current IRA Disclosure Statement for any applicable fees. IRA redemptions may not be conducted using the internet.
Nicholas Company, Inc. also is the Adviser to Nicholas II, Inc. and Nicholas Limited Edition, Inc., which offer both Class I and Class N shares, as well as Nicholas Fund, Inc., all of which have investment objectives as discussed in separate prospectuses. You may exchange your shares of the Fund for shares of these other available Nicholas funds or the Fidelity Investments Money Market Funds: Government Portfolio. The Fidelity Investments Money Market Funds: Government Portfolio is a money market mutual fund available for you to respond to changes in your goals or market conditions and is not affiliated with the Fund or the Adviser.
If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. Exchanges can only occur between identically registered accounts. Minimum investment requirements must be met, with the exception that if you were a shareholder of any of the Nicholas Funds discussed above as of March 1, 2005, you may qualify to exchange into the Class I shares of Nicholas II, Inc. and Nicholas Limited Edition, Inc.
If you are interested in exercising the exchange privilege, you must obtain the appropriate prospectus from Nicholas Company, Inc.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee, from either a Medallion program member or a non‑Medallion program member, is required to redeem shares in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption request is received and a change of address has occurred within the last 15 calendar days;

•	For all redemptions in excess of $100,000 from any shareholder account.
The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund(s) and /or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non‑financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
If you are uncertain about what documents or instructions are necessary in order to redeem and exchange shares, please write or call U.S. Bancorp (800‑544‑6547 or 414‑276‑0535) prior to submitting a request. A redemption or exchange request will not become effective until all documents are received in proper order.
USE OF A PROCESSING INTERMEDIARY TO
PURCHASE AND REDEEM FUND SHARES
You can purchase and redeem shares of the Fund through certain broker-dealers, financial institutions and other service providers (“Processing Intermediaries”). Certain Processing Intermediaries are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. If you invest in the Fund through a Processing Intermediary, the Processing Intermediary rather than you may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus before you invest in the Fund this way.
Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.
The Fund also may enter into an arrangement with some Processing Intermediaries which authorizes them to process purchase and redemption orders on behalf of the Fund on an expedited basis (an “Authorized Agent”). Receipt of a purchase or redemption order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be purchased or redeemed. If you place a purchase order through an Authorized Agent, you will pay the Fund’s NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charges imposed by the Authorized Agent. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.
Of course, you do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge. If you hold Fund shares through a Processing Intermediary, you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise, if you originally invested directly with the Fund, you can redeem directly through the Fund without a redemption charge.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Frequent purchases and sales of fund shares may affect shareholders in various ways. Depending on various factors, including but not limited to, the size of the fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades, short-term or excessive trading may disrupt the efficient management of the fund’s portfolio, may impact fund performance and may increase brokerage, administrative and other expenses. The Fund reserves the right to reject any purchase request, including exchange requests from other Nicholas Funds, if the Fund regards the request as disruptive or if the Fund deems the request to have the potential to be disruptive. However, the Fund cannot ensure that its efforts will eliminate all risks of market timing.
The Fund discourages disruptive trading in Fund shares for abusive purposes in accordance with the policies and procedures adopted by the Fund’s Board of Directors, which are reasonably designed to detect and discourage disruptive trading. These policies and procedures apply to any account, whether an individual account or an account referred to as an “omnibus account” where a financial intermediary holds Fund shares for a number of its customers in one account. Because there is currently no generally applied standard in the marketplace as to what level of trading activity is abusive, the Board of Directors elected not to adopt rigid rules specifying what activity is abusive or how suspected abusive activity will be addressed. In adopting the Fund’s policies and procedures, the Board of Directors determined that it would be in the best interests of shareholders to provide flexibility in dealing with such activities.
Under the Fund’s policies and procedures, the Fund currently uses various methods to deter disruptive activity in both individual and omnibus accounts, including but not limited to, selective monitoring of trading activity and undertaking preventive action designed to discourage and preclude disruptive traders from entering the Fund. We may consider trading in the Fund’s shares to be disruptive if we detect one or more of the following in an account:

•	Shares traded out of the Fund within a short period of time after the shares were purchased;

•	Two or more purchases and redemptions are made within a short period of time;

•	A series of transactions within the Fund that is indicative of a timing pattern or strategy; or

•	One or more large trades relative to the Fund’s overall size.

The Fund reserves the right to take responsive action to trading activity deemed disruptive by the Fund’s compliance committee, even though such trades may not fall into one or more of these categories.
In connection with our review of suspected disruptive trading, we may, at our option, contact the individual or entity or the financial intermediary believed to be engaged in or to have facilitated such trading. If we reasonably believe that the trading was disruptive, we will ask that investor or financial intermediary to refrain from such activity in the future. In addition, the investor or financial intermediary may be restricted from future purchases into the Fund and may also be restricted from future purchases of shares offered by any of the funds in the Nicholas fund complex.
In determining what action to take with respect to suspected disruptive trading activity, the Fund will act in a manner that is consistent with the best interests of the Fund’s shareholders by making independent assessments of instances or patterns of potentially improper conduct in a manner consistent with the policies and procedures approved by the Board of Directors.
While the Fund does not accommodate market timing activities engaged in for abusive purposes, the methods used by the Fund to deter and detect market timing activities involve judgments that are inherently subjective and our response to potentially disruptive trading activity may not be uniform. This means that the Fund may not take remedial action against investors detected engaging in a disruptive trade for reasons believed by the Fund to be legitimate and non‑abusive. Examples of legitimate trading activities include, but may not be limited to, asset allocation, dollar cost averaging, emergency liquidations, estate planning measures or similar activities that may nonetheless arguably result in disruptive trading of Fund shares.
There is a risk that the Fund’s policies and procedures will prove ineffective in whole or in part to detect or prevent abusive market timing activities. For example, it may be difficult for the Fund to identify such activities engaged in by investors through the use of omnibus accounts administered by financial intermediaries who transmit purchase, exchange, or redemption orders to the Fund on behalf of their customers who are the beneficial owners. Short-term trading by these investors is likely to go undetected by the Fund.
If the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long-term shareholders, may be harmed. In addition, because the Fund has not adopted specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from excessive or disruptive trading of Fund shares, even when the trading is not for abusive purposes.
TRANSFER OF FUND SHARES
You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling U.S. Bancorp (800‑544‑6547 or 414‑276‑0535) prior to submitting any transfer requests.
DISTRIBUTION OF FUND SHARES
Quasar Distributors, LLC (the “Distributor”), 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin, 53202, serves as the distributor and principal underwriter of the Funds’ shares. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS
The Fund intends to qualify annually as a “regulated investment company” under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. Dividends of the Fund, if any, are paid to shareholders usually in May, July, October and December. In those years in which sales of portfolio securities result in net realized capital gains (after utilization of any available capital loss carry-overs), such gains are distributed to shareholders in December and/or May.

For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund’s shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund’s net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.
At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.
Under federal law, some shareholders may be subject to “backup withholding” on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number, or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.
The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.
DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN
Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the “Reinvestment Plan”). You may elect to accept cash on an application to purchase shares, by telephone or by separate written notification. All reinvestments are at the NAV in effect on the dividend or distribution date and are credited to the shareholder’s account. U.S. Bancorp will notify you of the number of shares purchased and the price following each reinvestment period.
You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to U.S. Bancorp. The Fund’s transfer agent must receive an election prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.
SYSTEMATIC WITHDRAWAL PLAN
If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the “Plan”) and receive monthly, quarterly, semiannual or annual payments for any designated amount. You may elect to have a check sent to you at your address of record, or proceeds can be sent directly to your predesignated bank account via electronic funds transfer through the Automated Clearing House network. When you participate in the Plan all income and capital gain dividends should be reinvested in shares of the Fund. U.S. Bancorp reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time by contacting the Fund’s transfer agent at least five days prior to the next scheduled withdrawal. Each withdrawal may be a taxable event to you. Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Fund’s transfer agent may terminate the Plan upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

TAX DEFERRED ACCOUNTS
If you are eligible, you may set up one or more tax deferred accounts. A contribution to certain of these plans also may be tax deductible. The Fund offers the following tax deferred accounts: traditional, Roth, SEP, and SIMPLE IRAs; and Coverdell Savings Accounts for qualified education expenses for children under age 18. A description of applicable service fees and application forms are available upon request from the Fund. These documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting these plans. It is important that you obtain up‑to‑date information from the Fund before opening a tax deferred account. Investors should consult with their tax adviser or legal counsel before investing in a tax deferred account.

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin
Accountant
Dividend Disbursing Agent
Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414‑276‑0535 or 800‑544‑6547
Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin
Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

FOR MORE INFORMATION ABOUT THE FUND:
The Fund’s Statement of Additional Information (“SAI”), dated July 29, 2024, contains more detailed information on all aspects of Nicholas Equity Income Fund, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund’s Annual and Semiannual Report to Shareholders. The Fund’s Annual Report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
To request a free copy of the current Annual/Semiannual Report or SAI or other information about the Fund, or to make shareholder inquiries, please write or call: Nicholas Equity Income Fund, Inc., 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, 800‑544‑6547 (toll-free). Along with the Fund’s Annual/Semiannual Report and SAI, additional information about the Fund also can be obtained from the Fund’s Internet website at www.nicholasfunds.com.
Reports and other information about the Fund also are available on the SEC’s Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by electronic request at the following e‑mail address: publicinfo@sec.gov.
For the most current price and return information for the Fund, you may call the Fund at 800‑544‑6547 (toll-free) or 414‑276‑0535 or check the Fund’s website at www.nicholasfunds.com. You also can find the most current price of the Fund’s shares in the business section of your newspaper in the mutual fund section under the heading “Nicholas Group” - “NchEq.” If you prefer to obtain this information from an on‑line computer service, you can do so by using the ticker symbol “NSEIX” or cusip number 653734103.

Investment Company Act File No. 811‑08062

NICHOLAS EQUITY INCOME FUND, INC. - NSEIX

STATEMENT OF ADDITIONAL INFORMATION

411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
414-276-0535
800-544-6547

     This Statement of Additional Information is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas Equity Income Fund, Inc. (the "Fund"), dated July 29, 2024. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectus, as it may be revised from time to time, and the Fund's Annual Report for the fiscal year ended March 31, 2024, which are incorporated herein by reference. The Fund's Prospectus provides the basic information you should know before investing in the Fund.

     To obtain a free copy of the Fund's Prospectus and Annual or Semiannual Report, please write or call the Fund at the address and telephone number set forth above.

NO LOAD FUND - NO SALES OR REDEMPTION CHARGE BY THE FUND

Investment Adviser:
NICHOLAS COMPANY, INC.

July 29, 2024

INTRODUCTION

     Nicholas Equity Income Fund, Inc. (the "Fund") was incorporated under the laws of Maryland on September 1, 1993. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This type of investment company is commonly called a mutual fund. As an open-end investment company, it obtains its assets by continuously selling shares of its common stock, $0.0001 par value per share, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. In this manner, the resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. The Fund provides each individual investor with diversification by investing in the securities of many different companies in a variety of industries and furnishes experienced management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at the net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the "Adviser").

INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES

     The investment objectives and strategies of the Fund described in this Statement of Additional Information ("SAI"), supplement the investment objectives and investment strategies disclosures in the Fund's Prospectuses under the caption "INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RELATED

RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS." Please read the Prospectus in conjunction with this Statement of Additional Information. Set forth below is additional information on the other Fund investment strategies and permissible investments, and their associated risks, which the Fund may use in an effort to obtain its primary objectives.

     Except as otherwise may be stated, all percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Accordingly, except with respect to borrowing and restrictions on illiquid securities, a later change in any percentage resulting from a change in value of the investment or the total value of the Fund's assets will not constitute a violation of such restriction.

     Equity Securities. The equity securities which may be purchased by the Fund include common, preferred and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. See "Convertible Securities." Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends that may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

     Convertible Securities. Convertible securities include, but are not limited to, convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

     Convertible securities have an "investment value" which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes based upon prevailing interest rates and other factors. They also have a "conversion value" which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, if influenced primarily by its conversion value, will generally yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may never be realized.

     Initial Public Offerings. The Fund also may invest in Initial Public Offerings ("IPOs") of equity securities. IPOs involve special risks because they are new issues and have not been previously publicly traded. Some of these risks include, but are not limited to, unseasoned trading, lack of investor knowledge of the company and limited operating history, all of which may contribute to price volatility.

     Other Investment Companies. The Fund may invest in shares of other investment companies including, but not limited to, shares of closed-end investment companies, unit investments trusts, open-end investment companies and exchange-traded funds ("ETFs") to the extent permitted by applicable law or SEC exemptions. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at their net asset value, but may also be traded in the secondary market. ETFs can be passively-managed funds that seek to achieve the same return as a particular market index (often called index funds), or can be actively-managed funds that buy or sell investments consistent with a stated investment objective.

     Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses. In addition, investments in other investment companies involve additional fees. The purchase and sale of securities of other investment companies may include brokerage commissions. The Fund may be limited in its ability to redeem its shares of other investment companies.

     Special Corporate Situation Investments. The Fund may invest in securities of companies that may be involved in special corporate situations, the occurrence of which would favorably affect the values of the companies' equity securities. Such situations could include, among other developments, the following: a change in management or management policies; the acquisition of a significant equity position in the company by an investor or investor group; a merger, reorganization or the sale of a division; the spin-off of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

     In general, securities that are the subject of a special corporate situation sell at a premium to their market prices immediately prior to the announcement of the situation. However, the increased market price of these securities sometimes reflects a discount from what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the following occur: (1) the discount significantly overstates the risk of the contingencies involved; (2) the discount significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or (3) the discount fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

     The Fund's special corporate situation investments may tend to increase its turnover ratio, thereby increasing its brokerage and other transaction expenses. The Adviser attempts to select investments of the type described that, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both the risk involved and the potential of available alternate investments.

     Fixed Income Securities. The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by the Fund may include, among others: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities"); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks. The Fund has no restrictions regarding the rating or credit quality of the debt securities it may purchase or hold in its portfolio. Investors should recognize that, although securities ratings issued by S&P Global Ratings ("S&P") and Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("NRSRO's") provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed income securities and will, therefore, cause fluctuations in the net asset value per share of the Fund. Subsequent to the purchase of a fixed income security by the Fund, the ratings or credit quality of such security may deteriorate. Subsequent adverse changes in the rating or quality of a security held by the Fund would not require the Fund to sell the security.

     Variable and Floating Rate Securities. Fixed income securities purchased by the Fund may include variable and floating rate securities. The interest rates payable on these securities are adjusted either at pre-designated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Fund may demand prepayment of the principal amount prior to the stated maturity (a "demand feature") and the right of an issuer to prepay the principal amount prior to maturity. One benefit of variable and floating rate securities is that, because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. One benefit of a demand feature is enhanced liquidity.

     Non-Investment Grade Debt Securities. The Fund may invest in both investment grade and non-investment grade debt securities. Non-investment grade debt securities (typically called "junk bonds") are securities that are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

     Companies that issue certain of these debt securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these debt securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-grade securities. The lack of a liquid secondary market may have an adverse impact on market price and yield of the issue and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These debt securities also may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Adviser will review the credit and other characteristics pertinent to such new issues.

     Zero Coupon Securities. Fixed income securities purchased by the Fund may include zero coupon securities. These securities do not pay any interest until maturity and, for this reason, zero coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero coupon security to accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment that year.

     Foreign Securities. Although the Fund invests principally in equity securities of U.S. companies, it may invest in equity and fixed income securities of foreign issuers, including depository receipts (such as American Depository Receipts) that represent an indirect interest in securities of foreign issuers. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, different accounting standards may be used by foreign issuers and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries.

     The purchase of securities denominated in foreign currencies will subject the value of the Fund's investments in those securities to fluctuations due to changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Fund may enter into foreign exchange contracts. These contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. The Fund will generally use foreign exchange contracts only to "lock in" the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell, but in certain limited cases may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency. Foreign exchange contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates.

     Cash and Cash Equivalents. Although the Fund's primary investment objective is growth, and the Fund intends to be primarily invested in common stocks, the Fund also may invest in cash, cash equivalents and repurchase agreements. Cash and cash equivalent securities will generally be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses. In addition, if the Fund's Adviser believes the market conditions are unfavorable for profitable investing, or when the Adviser is otherwise unable to locate attractive investment opportunities, the Fund's position in cash or cash equivalent securities may increase. There is no limitation as to the percentage of Fund assets that may be invested in cash or cash equivalents. Certain circumstances, such as significant adverse market, economic, and political circumstances may arise in which the Fund takes a temporary defensive position. For defensive purposes, the Fund may temporarily invest all or a substantial portion of its assets in high quality fixed income securities and money market instruments, or may temporarily hold cash in such amounts as the Adviser deems appropriate.

     Money Market Instruments. Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of that fund, which will be in addition to the fees and expenses of the Fund.

     Repurchase Agreements. The Fund may enter into repurchase agreements involving the types of securities which are eligible for purchase by the Fund. However, there is no limitation upon the maturity of the securities underlying the repurchase agreements. Repurchase Agreements may be utilized by the Fund in lieu of purchasing money market instruments. Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (collectively, "U.S. Government Securities") or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

Repurchase agreements involve certain risks not associated with direct investments in debt securities.

Repurchase agreements are agreements under which the Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

     Reverse Repurchase Agreements. The Fund also may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund agrees to sell a security in its portfolio and then to repurchase a security at an agreed-upon price, date and interest payment. The Fund will maintain cash or high-grade liquid debt securities with a value equal or greater to the Fund's obligation under the agreement, including accrued interest, in a segregated account with the Fund's custodian. The securities subject to reverse repurchase agreements will be marked-to-market daily. Although reverse repurchase agreements are borrowings under the 1940 Act, the Fund does not treat these agreements as borrowings under its investment restriction so long as the segregated account is properly maintained.

     Short Sales. The Fund may engage in short sale transactions when and to the extent deemed advisable by the Adviser. Short selling involves the sale of borrowed securities in anticipation that the market price of the security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the premium and transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, the potential loss is theoretically unlimited.

     While the short sale is outstanding, the Fund is required to collateralize its obligations, which has the practical effect of limiting the extent to which the Fund may engage in short sales. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet its margin requirements, until the short position is closed out. In general, the Fund will also be required to pledge additional cash or liquid securities to the broker as collateral for its obligations, such that the cash held by the broker and the additional pledged cash and securities equals at least 150% of the current market value of the securities sold short. Until the Fund closes its short position, the Fund will be required to (a) maintain with its custodian a segregated account, which will be marked-to-market daily, containing cash or liquid securities (which may include equity securities) such that (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover the Fund's short position (known as a short sale "against-the-box"). The Fund may also cover its short position by owning the security sold short or by holding a call option on the security with a strike price no higher than the price at which the security was sold.

     The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security owned by the Fund may decline or when the Fund does not want to sell the security it owns. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.

     When-Issued and Delayed Delivery Securities. The Fund may purchase or sell securities on a when-issued or delayed delivery basis subject to applicable limits under the 1940 Act. In these transactions, securities are purchased or sold by the Fund with payment and delivery taking place as much as 35 days or less in the future. The Fund engages in these transactions to secure an advantageous price or yield at the time of entering into the transactions. However, the value of securities purchased on a when-issued or delayed delivery basis is subject to market fluctuation such that a loss may occur if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. No dividends or interest accrues to the purchaser during the period before the settlement date.

     Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are those securities that the Fund cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund carries the securities. These securities include restricted securities and repurchase agreements maturing in more than seven days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and thus, may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board of Directors of the Fund, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities.

     Lending Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers and financial institutions as permitted under the 1940 Act. Currently the 1940 Act requires that the value of the loaned securities may not exceed one-third of the Fund's total net assets and loans of the portfolio securities must be fully collateralized based on the values that are marked-to-market daily. These loans will be secured by collateral (consisting of cash, U.S. Government Securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

     A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Funds transactions costs. However, loans of securities will only be made to firms deemed by the Board of Directors to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

     Borrowing. The Fund may borrow money for temporary or emergency purposes, including meeting redemption requests, and for investment purposes, subject to the Fund’s investment restrictions and as permitted by the 1940 Act, by applicable exemptions, no-action letter, interpretations and other pronouncements by the SEC or any other regulatory authority, See "Investment Restrictions." Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which the monies were borrowed). Under adverse market conditions, the Fund may have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

     Future Developments. The Fund may take advantage of opportunities in the area of options, futures, options on futures and any other derivative instruments that are not presently contemplated for use by the Fund or that are not currently available, but which may be developed, to the extent such opportunities are consistent with the Fund's investment goals, upon establishment of appropriate internal policies and procedures and are legally permissible for the Fund.

     Except as otherwise may be stated, all percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Accordingly, except with respect to borrowing and restrictions on illiquid securities, a later change in any percentage resulting from a change in value of the investment or the total value of the Fund's assets will not constitute a violation of such restriction.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy.

1. The Fund will not act as an underwriter of securities of other issuers, except as permitted by the 1940 Act, and the rules and regulations thereunder or pursuant to an exemptive order granted by the SEC; provided that this restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent the Fund from selling its own shares.

2. The Fund may not make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities subject to the applicable percent of net assets prescribed by the 1940 Act, and the rules and regulations promulgated thereunder, currently an amount not exceeding 33 1/3% of the value of the Fund's total assets.

3. The Fund may not purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities of other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

4. The Fund will not purchase physical commodities or contracts relating to physical commodities.

5. The Fund may not borrow money or issue any class of senior securities, except to the extent permitted by the 1940 Act and the rules and regulations promulgated thereunder, currently 33 1/3% of the net assets of the Fund and any exemptive relief obtained by the Fund.

6. The Fund may purchase the securities of any one issuer only to the extent that such purchases are consistent with the Fund's classification as a "diversified company" as defined by the 1940 Act, and the rules and regulations promulgate thereunder, which currently provide that, with respect to at least 75% of the Fund's total assets, the Fund may not (a) invest more than 5% of the value of such assets in the securities of any one issuer, or (b) invest in more than 10% of the voting securities of any one issuer.

7. The Fund will not concentrate its investments in any particular industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, and the rules and regulations promulgated thereunder, and any exemptive relief obtained by the Fund.

     Except as otherwise may be stated, all percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Accordingly, except with respect to borrowing and restrictions on illiquid securities, a later change in any percentage resulting from a change in value of the investment or the total value of the Fund's assets will not constitute a violation of such restriction.

Investment Restrictions Which May Be Changed Without Shareholder Approval

     The Fund's Board of Directors (the "Board") has adopted the following investment restrictions which may be changed by the Board without shareholder approval:

  The Fund may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

  The Fund may not purchase securities which are illiquid, including repurchase agreements maturing in more than seven days, if as a result more than 15% of the value of the Fund's net assets would be so invested.

  In accordance with fundamental policy No. 5, the Fund may not issue senior securities or borrow money in excess of 33 1/3% of the Fund's total assets at the time of issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the borrowed amount) for temporary purposes. The Fund may borrow from banks for temporary or emergency purposes (such as meeting redemption requests) and for investment purposes.

The Board will give advance notice to shareholders of any change to these investment restrictions.

     The Fund will not make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first changing the Fund’s name and providing the Fund’s shareholders with at least 60 days’ prior notice.

     Except as otherwise may be stated, all percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Accordingly, except with respect to borrowing and restrictions on illiquid securities, a later change in any percentage resulting from a change in value of the investment or the total value of the Fund's assets will not constitute a violation of such restriction.

Portfolio Turnover Rate

     The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment.

     Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in the portfolio will be sold whenever the investment adviser believes it is appropriate to do so in light of the Fund’s investment objective without regard to the length of time a particular security may have been held. For the year ended March 31, 2024, the turnover rate for the Fund was 11.98% compared to 18.75% for the year ended March 31, 2023. The year-to-year decrease in the portfolio turnover rate was the result of both changes in market conditions and investment opportunities available during the year ended March 31, 2024.

Disclosure of Portfolio Holdings

     The Board has approved policies and procedures developed by the Adviser governing the disclosure of the Fund's portfolio holdings. The policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of Fund shareholders and consistent with applicable law. In addition, the Fund’s policies and procedures are designed to appropriately address the potential for conflicts of interest. There can be no assurance that the policy on portfolio holdings disclosure will be effective in protecting the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

     The policy and procedures generally prohibit the disclosure of the Fund’s portfolio schedule until it has been made available to the public through regulatory filing with the Securities and Exchange Commission ("SEC") or posted to the Fund’s website. The Fund's complete portfolio holdings are made available to the public on a quarterly basis generally no later than 60 days after the end of each calendar quarter end. A summary of the Fund's portfolio composition is also posted to the Fund's website at www.nicholasfunds.com under the heading "Fact Sheet" generally 10 days or more following a calendar quarter end. This summary composition may include the Fund's top ten holdings and a breakdown by sector.

     The policy and procedures provide for certain exceptions to the portfolio holdings release policy described above where (i) disclosures are made for legitimate business purposes, (ii) recipients are subject to a duty of confidentiality and (iii) recipients are subject to a duty to refrain from trading based on the disclosed information or otherwise using the information except as necessary in providing services to the Fund. At the time, the Fund has ongoing arrangements for the disclosure of portfolio holdings for legitimate business purposes with:

1.

Designated employees of the Fund’s Adviser in the course of performing daily operations of the Fund, including but not limited to, portfolio analysis, compliance and administration, who receive such information daily.

2.

Various service providers that require such information in order to assist the Fund with its operations: the Fund's custodian, currently U.S. Bank N.A., firm providing accounting services, currently U.S.

Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), independent registered public accounting firm, currently Deloitte & Touche LLP, legal counsel, currently Michael Best & Friedrich LLP, order management system, currently Linedata Services Inc., and proxy voting service, currently Institutional Shareholder Services Inc. U.S. Bank N.A, Fund Services, Linedata Services Inc. and Institutional Shareholder Services Inc. receive such information on a daily basis, while Deloitte & Touche LLP and Michael Best & Friedrich LLP receive such information as necessary in connection with professional services provided to the Fund.

3.

Financial printers in connection with the printing of Fund publications for distribution to shareholders. Information is provided to printers as soon as practicable after completion of a required reporting period or a reasonable period before a publication target date.

4.	Portfolio analysis services: Bloomberg and FactSet Research Systems Inc. Such information is provided daily.
5.

Rating and ranking organizations in connection with those firms' research on and classification of the Fund and in order to gather information about how the Fund attributes (such as turnover and industry and sector diversification) compare with those of peer funds, currently provided within 15 days of month-end: Refinitiv and Morningstar, Inc.

     The Adviser's compliance committee, which is comprised of the Chief Compliance Officer and members of the Adviser’s compliance committee designated by the Chief Compliance Officer, have the authority to authorize portfolio disclosures to other third-party service providers not included herein, such as, rating and ranking organizations and intermediaries that may distribute the Fund's shares. Each initial disclosure to an entity or organization of the Fund's portfolio holdings must be authorized by the Chief Compliance Officer or a member of the Adviser’s compliance committee designated by the Chief Compliance Officer in accordance with policies and procedures adopted by the Adviser designed to ensure compliance with the 1940 Act and the Investment Advisor’s Act of 1940.

     The Fund and its Adviser do not receive compensation or other consideration relating to the disclosure of information about the Fund's portfolio securities.

     The Board will review this policy periodically as part of its ongoing oversight of the Fund's compliance program in addition to receiving periodic reports from the Chief Compliance Officer as to the disclosures made under this policy. The Adviser’s compliance committee will review compliance with and the effectiveness of the policies and procedures on an ongoing basis.

THE FUND'S INVESTMENT ADVISER AND ACCOUNTANT

     Nicholas Company, Inc., located at 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors. The Adviser is the investment adviser to three other mutual funds and numerous institutions and individuals with substantial investment portfolios.

     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The annual fee is seven-tenths of one percent (0.70 of 1%) of the average net asset value of the Fund, up to and including $50,000,000, and six-tenths of one percent (0.60 of 1%) of the average net asset value in excess of $50,000,000. As of the fiscal year ended March 31, 2024, total net assets of the Fund were $473,720,133.

     From time to time, the Adviser may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver or absorption will temporarily lower the Fund's overall expense ratio and increase the Fund's overall return to investors. From February 12, 1996 through March 31, 2010, the Adviser absorbed all expenses for the Fund in excess of 0.90% of net assets. There were no reimbursements during the fiscal years ended March 31, 2011 through 2024. During the fiscal years ended March 31, 2024, 2023 and 2022, the Fund paid the Adviser an aggregate of $2,692,536, $2,729,688 and $2,967,648, respectively, in management fees.

     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. In addition, the Fund is required to pay for all of its operating expenses, including, but not limited to, the costs of preparing and printing post-effective amendments to its registration statements required under the Securities Act of 1933 and the 1940 Act, and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders and to persons making unsolicited requests for information, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal fees and expenses. Other operating expenses that the Fund is required to pay under the Investment Advisory Agreement include accounting and administrative services provided to the Fund by the Adviser. On July 24, 2006, the Board of Directors, including a majority of the independent directors, approved a proposal by the Adviser providing for the payment for future accounting and administrative services provided by the Adviser in accordance with the terms of the Investment Advisory Agreement, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services. Without regard to the actual expenses charged to the Fund by the Adviser, the quality and quantity of services may not be reduced and must be consistent with past practice. During the fiscal years ended March 31, 2024, 2023 and 2022, the Fund paid the Adviser an aggregate of $72,670, $73,691 and $121,569, respectively, in accounting and administrative fees each year. Also included as operating expenses that are paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or trustee having custody of Fund assets, printing and mailing expenses, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

     The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days’ notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting for such approval.

     David O. Nicholas, President and Co-Portfolio Manager and a Director of the Fund, is President, Chief Executive Officer, Chief Investment Officer and a Director of the Adviser, and is a controlling person of the Adviser through his ownership of 60% of the outstanding voting securities of the Adviser. Michael L. Shelton, Senior Vice President and Lead Portfolio Manager of the Fund, is a Senior Vice President of the Adviser. Lawrence J. Pavelec, Senior Vice President and Secretary of the Fund, is Executive Vice President, Secretary and Chief Operating Officer of the Adviser. Jennifer R. Kloehn, Senior Vice President, Treasurer and Chief Compliance Officer of the Fund, is Executive Vice President, Treasurer, Chief Financial Officer and Chief Compliance Officer of the Adviser. Paul J. Knych, Vice President and Associate Portfolio Manager of the Fund, is Vice President of the Adviser. K. Thor Lundgren, 790 North Water Street, Milwaukee, Wisconsin, is a Director of the Adviser. Mr. Lundgren is of counsel with the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to the Fund and the Adviser.

     Effective April 1, 2022, Fund Services serves as an accountant to the Fund. In connection with its duties as an accountant, Fund Services prepares and maintains the books, accounts and other documents required by the 1940

Act, calculates each Fund’s net asset value, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, and keeps and maintains the Fund’s financial accounts and records. For these services, Fund Services receives an asset-based fee. Effective April 1, 2022, Fund Services also serves as a sub-administrator for the Fund and for these services, Fund Services also receives an asset-based fee. In connection with its duties as a sub-administrator, Fund services provides digital fund data, performance reporting, quarterly IRS compliance testing and tax services to the Fund and combined with its duties as an accountant of the Fund, generally assists in all aspects of the Fund’s accounting.

MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS AND
PORTFOLIO MANAGERS OF THE FUND

     The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund's activities and review the Fund's performance. This review also includes a periodic review of the fees charged to the Fund. The following table sets forth the pertinent information about the Fund's officers and directors as of June 30, 2024. Unless otherwise listed, the business address of each director and officer is 411 East Wisconsin Avenue, Milwaukee, WI 53202. For each Director, information concerning the number of other directorships/trusteeships held by the Director has also been included. Each Director's education, professional training, business, not-for-profit and/or public service background and commitment to participation on the Board and to the interests of Fund shareholders contribute to his qualification to serve on the Board. In addition, the Directors have the following specific experience, qualifications, attributes and skills that are related to each Director's service as a director in light of the Fund's business and structure.

     Mr. David O. Nicholas has more than ten years of experience in advising the Fund, as well as over thirty-five years of investment management experience in other funds and private accounts.

     Mr. John A. Hauser has extensive business experience, including experience related to banking, investment management and financial matters.

     Mr. David P. Pelisek has extensive business experience, including experience related to investment management and financial matters.

     Ms. Julie M. Van Cleave has extensive business experience, including board service and experience related to financial matters, investment management and risk management.

     The Board is comprised of three Independent Directors, i.e., directors who are not "interested persons" as defined in the 1940 Act, and one interested director. Information for the Independent Directors is set forth separately from information for the Interested Director below. The chairman of the Board, David P. Pelisek, is an independent director. The role of the chairman includes, among other things, coordinating communications with management and other service providers and assisting with administration of Board operations. The Board's oversight function involves supervision of the Adviser and the Fund's operations and its compliance program, with particular focus on risk management, through periodic Board reporting. The Board's role in overseeing the Fund's general risks includes receiving performance reports for the Fund and risk management reports from the Fund's Chief Compliance Officer at each regular Board meeting and regularly receiving reports regarding significant compliance risks. The Board plays a key role overseeing the Fund's financial reporting and valuation risks.

     The standing committees of the Fund’s Board of Directors include an Audit Committee and a Nominating and Governance Committee. Both committees consist of all the Independent Directors, namely John A. Hauser, David P. Pelisek and Jay H. Robertson. Mr. Pelisek serves as chairman of the Audit Committee. The Board has determined that Mr. Pelisek is an Audit Committee financial expert. Mr. Hauser serves as chairman of the Nominating and Governance Committee.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the

Fund and oversees the preparation of the Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Fund’s financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions.

     The Audit Committee is primarily responsible for overseeing with Fund management the Fund’s major financial risk exposures, including the risk of fraud or error, and the steps management has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and to aid its oversight and evaluation, the Audit Committee obtains regular periodic reports and other information from the Fund’s management and Chief Compliance Officer regarding the Fund’s operations. While the Board provides risk oversight, the management of the Fund’s risks is carried out on a day-to-day basis by the Adviser, and other Fund service providers. Although the risk management policies and procedures of the Adviser and other Fund service providers are reasonably designed to be effective, there can be no guarantee that they will be effective. The Audit Committee held two meetings during the fiscal year ended March 31, 2024.

     The Nominating and Governance Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating and Governance Committee generally accepts recommendations for nominations by shareholders of the Fund made within one year prior to the appointment or election of a Director. The Nominating and Governance Committee is also responsible for general governance matters of the Board, such as identifying and recommending best practices, policies, and procedures for the Board. Nominations should be sent to Nicholas Company, Inc., Attention: Chief Compliance Officer, 411 East Wisconsin Avenue, Suite 2100, Milwaukee, WI 53202. The Nominating and Governance Committee held two meetings during the fiscal year ended March 31, 2024.

Other
				Number of	Directorships
		Term of		Portfolios	Held by
		Office and		in Fund	Director
	Positions	Length of		Complex	during the
	Held with	Time	Principal Occupations	Overseen	Past Five
Name and Age	Fund	Served	during Past Five Years	by Director	Years
INTERESTED
DIRECTOR
David O. Nicholas, 63 (1)	President,	(2), 5 years	President, Chief Executive	4	None
	Director		Officer, Chief Investment
	and Co-		Officer and Director,
	Portfolio		Nicholas Company, Inc., the
	Manager		Adviser to the Fund and
employed by the Adviser
since 1986. He has been
Portfolio Manager for, and
primarily responsible for the
day-to-day management of
the portfolios of the
Nicholas II, Inc. and
Nicholas Limited Edition,
Inc. since March 1993 and
Co-Portfolio Manager of
Nicholas Equity Income
Fund, Inc. and Lead
Portfolio Manager of
Nicholas Fund, Inc. since
August 2016. He served as
Associate Portfolio Manager
of Nicholas Fund, Inc. from
April 2011 to August 2016.
He is a Chartered Financial
Analyst.

Other
				Number of	Directorships
		Term of		Portfolios	Held by
		Office and		in Fund	Director
	Positions	Length of		Complex	during the
	Held with	Time	Principal Occupations	Overseen	Past Five
Name and Age	Fund	Served	during Past Five Years	by Director	Years
DISINTERESTED
DIRECTORS
John A. Hauser, 65	Director	(2), 8 years	Chaplain, Door County	4	None
Medical Center, 2019 to
present. Private Investor,
January 2017 to present.
Senior Vice President –
Trust and Community
Relations, Nicolet Bank,
October 2016 to December
2016. Senior Vice President
– Director of Wealth
Services, Nicolet Bank,
April 2016 to October 2016.
Prior to its acquisition by
Nicolet Bank in April 2016,
Mr. Hauser served in
various senior management
roles for Baylake Bank from
1984 to 2008 and from 2009
to April 2016.

David P. Pelisek, 65	Director	(2), 5 years	Private Investor, September	4	None
2016 to present. Managing
Director, Robert W. Baird &
Co., Inc., and Partner, Baird
Capital Partners Buyout
Funds I – V, January 1994
to May 2016.

Julie M. Van Cleave, 65	Director	(2), 2 years	Private Investor, July 2020	4	None
to present. Chief Investment
Officer, University of
Wisconsin Foundation, July
2013 to June 2020.

OFFICERS
Lawrence J. Pavelec, 65	Senior Vice	Annual,	Executive Vice President,	N/A	N/A
	President	20 years	Secretary and Chief
Operating Officer, Nicholas
Company, Inc., the Adviser
to the Fund, and employed
by the Adviser since April
2003. He was Portfolio
Manager for and primarily
responsible for the day-to-
day management of the
portfolio of Nicholas High
Income Fund, Inc., from
April 2008 until the fund’s
liquidation in July 2020. He
is a Chartered Financial
Analyst.

Other
				Number of	Directorships
		Term of		Portfolios	Held by
		Office and		in Fund	Director
	Positions	Length of		Complex	during the
	Held with	Time	Principal Occupations	Overseen	Past Five
Name and Age	Fund	Served	during Past Five Years	by Director	Years
Jennifer R. Kloehn, 50	Senior Vice	Annual,	Executive Vice President,	N/A	N/A
	President,	8 years	Treasurer, Chief Financial
	Treasurer		Officer and Chief
	and Chief		Compliance Officer,
	Compliance		Nicholas Company, Inc., the
	Officer		Adviser to the Fund.
Compliance Officer and
Assistant Vice President,
Nicholas Company, Inc.,
July 2004 to April 2016 and
employed by the Adviser
since 1998. She is a
Certified Public Accountant.

Michael L. Shelton, 52	Senior Vice	Annual,	Senior Vice President,	N/A	N/A
	President	13 years	Nicholas Company, Inc., the
	and Lead		Adviser to the Fund, since
	Portfolio		May 2017 and employed by
	Manager		the Adviser since July 2006.
He has been Lead Portfolio
Manager for and primarily
responsible for the day-to-
day management of the
portfolio of the Fund since
August 2016. He served as
Co-Portfolio Manager of the
Fund from April 2011 to
August 2016. He also serves
as Co-Portfolio Manager of
Nicholas Fund, Inc. since
August 2016. He is a
Chartered Financial Analyst
and Certified Public
Accountant.

Paul J. Knych, 41	Vice	Annual,	Vice President, Nicholas	N/A	N/A
	President	Elected	Company, Inc., the Adviser
	and	7/9/2024	to the Fund, since February
	Associate		2024. Prior to joining the
	Portfolio		Adviser in September 2023,
	Manager		he was a senior research
analyst at Nuveen.

(1)

David O. Nicholas is the only director of the Fund who is an "interested person" of the Fund, as that term is defined in the 1940 Act because Mr. Nicholas is Chief Executive Officer and a Director of the Adviser and owns 60% of the outstanding voting securities of the Adviser.

(2)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.

     See "The Fund's Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.

     The table below sets forth the aggregate dollar range of shares owned beneficially by each director of the Fund as of December 31, 2023. In addition, the table sets forth the dollar range of shares beneficially owned by each director of the other mutual funds that Nicholas Company, Inc. advises which are overseen by such director as of December 31, 2023.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity	Companies Overseen by Director in
Name of Director	Securities in the Fund	Family of Investment Companies
David O. Nicholas	Over $100,000	Over $100,000
John A. Hauser	Over $100,000	Over $100,000
David P. Pelisek	None	Over $100,000
Julie M. Van Cleave	None	None

     The Investment Advisory Agreement between the Fund and Nicholas Company, Inc. states that the Fund shall pay the directors' fees of directors who are not interested persons of Nicholas Equity Income Fund, Inc., Inc. The amount of such fees is subject to increase or decrease at any time, but is subject to the overall limitation on the Fund's annual expenses.

     The table below sets forth the aggregate compensation received by all directors of the Fund during the fiscal year ended March 31, 2024. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its investment advisory agreement with the Fund.

		Pension or	Estimated
		Retirement	Annual
	Aggregate	Benefits Accrued	Benefits	Total Compensation from
	Compensation	as Part of Fund	Upon	Fund and Fund Complex
Name	from the Fund (1)	Expenses	Retirement	Paid to Directors(1)
David O. Nicholas (2)	$0.00	$0	$0	$0.00
John A. Hauser (2)	7,710.00	0	0	38,650.00
David P. Pelisek (2)	7,710.00	0	0	38,650.00
Julie M. Van Cleave (2)	7,710.00	0	0	38,650.00

(1)

For the fiscal year ended March 31, 2024, the Fund compensated the disinterested directors at a rate of $1,927.50 per meeting attended. The disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended March 31, 2024. All other directors and officers of the Fund were compensated by the Adviser in accordance with its investment advisory agreement.

(2)	Messrs. Nicholas, Hauser, Pelisek and Ms. Van Cleave also are members of the Board of Directors of Nicholas Fund, Inc. Nicholas II, Inc., and Nicholas Limited Edition, Inc.

     The Fund and the Adviser adhere to Codes of Ethics ("Codes") established and adopted by their Boards of Directors pursuant to Rule 17j-1 under the 1940 Act. The Codes govern the personal trading activities of all "Access Persons" of the Fund and the Adviser. Access Persons include every director and officer of the Adviser and the investment companies managed by the Adviser, including the Fund, as well as certain employees of the Adviser and Fund who, in connection with their regular functions and duties, make, participate in, or obtain information regarding the purchase or sale of a security by the Adviser or the Fund, or whose functions relate to the making of a recommendation with respect to such purchases or sales. The Codes are based on the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Adviser's clients above their own.

     The Codes provide for trading "black out" periods of fifteen calendar days during which time Access Persons may not trade in securities which have been purchased or sold, or are being considered for purchase or sale, by the Fund or any other registered investment company or account to which the Adviser serves as investment adviser, unless the transaction is pre-approved by the Fund or the Adviser, as applicable. In addition, the Codes ban Access Persons from engaging in any manipulative or deceptive practices in connection with certain securities held or to be acquired by the Fund. The Codes also require that Access Persons obtain pre-approval prior to investing in any initial public offering or private placement.

PROXY VOTING GUIDELINES

     As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies' annual or special meetings. The Fund has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") pursuant to which the Fund votes shares owned by the Fund. The Fund always endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund's investment objectives. The Fund's management reviews the Proxy Voting Policies annually.

     Subject to the Board's oversight, the Fund has final authority and fiduciary responsibility for voting proxies received by the Fund; however, it has delegated the implementation of the Fund's Proxy Voting Policies to a proxy voting service that is not affiliated with the Fund or its Adviser. In general, the Fund will vote in accordance with the proxy voting recommendations of Institutional Shareholder Services Inc. ("ISS"). ISS is an independent firm that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants and other institutional investors. ISS services provided include in-depth research, global issuer analysis and voting recommendations. While the Fund generally will review and utilize the recommendations of ISS in making voting decisions, the Fund is in no way obligated to follow such recommendations. In addition to research and recommendations, ISS provides vote execution, reporting and recordkeeping.

     The following is a summary of the manner in which the Fund would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

     Election of Directors, Corporate Governance and Routine Matters. Generally, the Fund supports the company's nominees to serve as directors. The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Fund generally expects to support management on the following matters: provisions of the corporate charter addressing indemnification of directors and officers; stock repurchase plans; and the selection of independent accountants. The types of matters on corporate governance that the Fund would expect to vote against include: the issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred; the adoption of a classified board; the adoption of poison pill plans or similar anti-takeover measures; and the authorization of a class of shares not held by the Fund with superior voting rights.

     Compensation Arrangements and Stock Option Plans. The Fund reviews on a case-by-case basis, utilizing ISS research, compensation arrangements and the establishment of stock option plans. The Fund generally believes, if its view of management is favorable enough that the Fund has invested in the company, arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permit equity overhang that exceed certain levels or that allow for the repricing of outstanding options.

     Social Policy Based Proposals. The Fund considers proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, the Fund generally votes against proposals requesting reports that are duplicative, related to matters that are not material to the business or that would impose unnecessary or excessive costs.

     If the Fund's management believes that a material conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Fund will generally rely on the recommendations of the independent proxy voting service. The Adviser's compliance staff will review any votes where a potential conflict exists and the Fund does not rely on the proxy voting services recommendations. A material conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company.

     In August of each year the Fund files with the SEC information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the SEC's website at http://www.sec/gov or at the Fund's website at http://www.nicholasfunds.com. Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at 800-544-6547 (toll-free).

PRINCIPAL SHAREHOLDERS

     Set forth below are the names and addresses of all holders of the Fund’s shares who as of June 30, 2024 own of record, or are known by the Fund to own beneficially, 5% or more of the Fund’s shares. These holders are referred to as principal shareholders.

     Mrs. Nancy J. Nicholas, 411 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, beneficially owned of record 6,359,401 shares of the Fund, or 29.41% as of June 30, 2024. As a beneficial owner of more than 25% of the issued and outstanding shares of the Fund, Mrs. Nancy J. Nicholas’ account may be deemed to "control" the Fund; as such term is defined in the 1940 Act.

     Ms. Lynn S. Nicholas, 411 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, beneficially owned of record 2,732,307 shares of the Fund, or 12.64% as of June 30, 2024.

     Ms. Sue N. Fasciano, 411 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, beneficially owned of record 1,864,914 shares of the Fund, or 8.63% as of June 30, 2024.

     Charles Schwab & Co., Inc. Custody Account for the Exclusive Benefit of its Customers, 211 Main Street, San Francisco, California 94105, owned of record 1,685,030 shares of the Fund, or 7.79%, as of June 30, 2024.

     National Financial Services Corp. for the Exclusive Benefit of Our Customers, 499 Washington Boulevard, Jersey City, New Jersey, 07310, owned of record 1,103,017 shares of the Fund, or 5.10%, as of June 30, 2024.

     No other persons are known to the Fund to own beneficially or of record 5% or more of the shares of the Fund as of June 30, 2024. All directors and executive officers of the Fund as a group (8 in number) beneficially owned approximately 9.97% of the outstanding shares of the Fund as of June 30, 2024.

PORTFOLIO MANAGERS OF THE FUND

     For the fiscal year ended March 31, 2024, Mr. Michael L. Shelton was the Lead Portfolio Manager of the Fund and was primarily responsible for the day-to-day management of the Fund and Mr. David O. Nicholas was the Co-Portfolio Manager of the Fund. The following table identifies the number of accounts (other than the Fund) for which they are primarily responsible for the day-to-day management of and total assets of other such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts as of March 31, 2024.

Registered Investment Companies, Pooled Investment
Portfolio Manager Michael L. Shelton	Vehicles and Other Accounts 1 registered investment company with $4,180.9 million in total assets under management and no pooled investment vehicles or other accounts
David O. Nicholas	3 registered investment companies with $5,819.3 million in total assets under management and no pooled investment vehicles or other accounts

There are no accounts with respect to which the advisory fees are based on the performance of the account.

     Material conflicts of interest may arise when the Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for Messrs. Shelton and Nicholas. These potential conflicts include:

     Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     Selection of Brokers - Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

     The Adviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

     The Fund's Portfolio Managers are employed and compensated by the Fund's Adviser, not the Fund. The Adviser compensates its portfolio managers based on the investment performance results of the funds and accounts they manage, the value of the assets in the funds and accounts they manage, in addition to the profitability of the Adviser. As of the Fund's most recently completed fiscal year, March 31, 2024, the Fund's Portfolio Managers’ compensation consisted of a base salary and an annual discretionary bonus. The Adviser reviews the base salary of each Portfolio Manager annually to ensure that it reflects their performance, is competitive within the industry and coincides with the skill level necessary to manage the Fund. The annual discretionary bonus is determined by the Adviser's Board of Directors based on a number of subjective and objective factors believed by the Adviser's Board of Directors to be material to its decision. Those factors that may be considered include, without limitation, the Fund's relative and actual long-term, intermediate, and short-term performance before taxes, the Fund's performance relative to its benchmarks and peer group, and the portfolio manager's overall contributions to the organization. The benchmarks and peer groups that the Adviser's Board of Directors may consider are determined annually in the board's discretion and may include, without limitation, the Standard and Poor's Indices and the Russell Indices. Deferred compensation is also awarded by the Adviser to key professionals. The deferred compensation plan provides participants with deferred cash awards that appreciate or depreciate based on the investment of the awards in the Nicholas Family of Funds. The awards fully vest after three years. The annual award amount and the investment allocation are at the complete discretion of the Adviser's Chief Executive Officer, David O. Nicholas. The plan provides a link between the Adviser’s longer-term performance and participant pay, further motivating participants to make a long-term commitment to the Adviser's success and the Nicholas Family of Funds’ success.

     The table below identifies beneficial ownership (in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of the Fund's shares by the Portfolio Managers as of March 31, 2024.

Portfolio Managers	Dollar Range of Ownership of Securities
Michael L. Shelton	Over $1,000,000
David O. Nicholas	Over $1,000,000

DISTRIBUTION OF FUND SHARES

Distributor

     Quasar Distributors, LLC (the “Distributor”), 111 East Kilbourn Avenue, Milwaukee, Wisconsin, 53202, is the distributor of the Fund’s shares pursuant to a Distributor Agreement dated May 1, 2005, as amended on March 31, 2020 and September 30, 2021. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). The shares are offered on a continuous basis and the Distributor distributes the shares on a "best efforts" basis.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

     The sections captioned "PURCHASE OF FUND SHARES" and "REDEMPTION AND EXCHANGE OF FUND SHARES" in the Fund's Prospectus discuss how you may purchase, redeem or exchange shares of the Fund and are incorporated into this SAI by reference.

     Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund's Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

     The right of redemption may be suspended and the date of payment postponed for more than seven days for any period during which the New York Stock Exchange ("NYSE") is closed other than the customary weekend and holiday closings, and may be suspended for any period during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC"), or the SEC has by order permitted such suspension, or the SEC has determined that an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.

     Shareholder purchase, redemption and exchange orders are processed using the net asset value ("NAV") next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund). The NAV is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the NYSE on each day the NYSE is open for unrestricted trading. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE generally will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE generally will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

     Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation, on the securities principal exchange, or in the absence of any sale on that day, the closing bid price. For valuing securities traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price

(“NOCP”). Most debt securities are valued at the current evaluated bid price. Bid prices for debt securities are obtained from the Fund's pricing service, which utilizes both dealer-supplied valuations and computerized pricing models. Debt securities listed on a national exchange may be priced at the last sales price if the Fund's pricing service believes such price represents market value of the security for institutional trades. The pricing of all debt securities takes into account the fact that the Fund trades in institutional size trading units. Under certain circumstances, fixed-income securities that are not valued by the pricing service are temporarily valued by the Fund utilizing both dealer-supplied valuations and computerized pricing models. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily closing net asset value. Securities for which there are no readily available market quotations will be valued at their then current fair value using methods determined in good faith by the Board of Directors. As an example, a market quotation may not be readily available if the trading of a security is halted by its primary exchange and does not resume before the markets close or the primary exchange experiences technical difficulties. If a security is valued using fair value pricing, the Fund's value for that security is likely to be different than the last quoted market value.

ANTI-MONEY LAUNDERING PROGRAM

     The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act ("USA PATRIOT Act"). In order to ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC") and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute annually to its shareholders substantially all of its net investment income and net realized capital gain (after utilization of any available capital loss carryovers). If the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, its income will be subject to federal income tax, and dividends paid to shareholders will continue to be subject to federal income tax.

     The Code generally imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net investment income, with certain adjustments, for such calendar year, plus 98.2% of the Fund's capital gains (if any) for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed net investment income or capital gains from the previous calendar year also must be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.

     Dividends of the Fund, if any, are paid to shareholders usually in May, July, October and December. In those years in which sales of portfolio securities result in net realized capital gains (after utilization of any available capital loss carry-overs), such gains are usually distributed to shareholders in December and/or May.

     For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund's net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

     Dividends paid by the Fund to individual shareholders will not qualify for any dividends received exclusion; however, corporate shareholders will be eligible for a dividends received deduction, subject to a reduction for various reasons, including the fact that the total of dividends received from domestic corporations in any year are less than 100% of the Fund's gross income.

     At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.

     The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser decides which securities to buy for the Fund and when to sell them. It also selects the broker or dealer who places the Fund's investment business and negotiates their commissions. The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible, subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the economy. The Fund and the Adviser are not affiliated with any broker or dealer.

     Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with such brokerage and research services. Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto. Such commissions may be less than, equal to or exceed the amount another broker or dealer would have charged for effecting the transaction.

     The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund's transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser's expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser's opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

     In instances where the Adviser determines that the supplemental research and statistical services are of significant value, the Adviser may place the Fund's transactions with brokers or dealers that may charge a higher commission than other brokers or dealers may have charged for the same transaction. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts. On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Adviser's other client accounts, which also are utilized by the Adviser in managing the Fund's portfolio.

     The following table shows the dollar amount of brokerage commissions paid to firms by the Fund for certain research services provided and the approximate dollar amount of the transactions involved for the fiscal year ended March 31, 2024.

	Amount of Commissions
	Paid to Firms that
	Provided	Amount of Brokerage
	Research Services (1)	Transactions Involved (1)
The Fund	$19,392	$19,071,000

(1)

The provision of such research services was not the only factor considered in the placement of all noted business with such firms. In addition, the amounts disclosed do not include commissions paid to firms who provided unsolicited research services as well as research customarily provided by brokerage firms in the normal course of business.

     The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction. The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions also are considered in view of the value of the research, statistical and price quotation services, if any, rendered by the broker or dealer through whom a transaction is placed.

     The Adviser may effect portfolio transactions with brokers or dealers who recommend the purchase of the Fund's shares. The Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

     Over-the-counter market purchases and sales generally are transacted directly with principal market makers who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly.

     Brokerage commissions paid by the Fund during the fiscal year ended March 31, 2024, 2023 and 2022 totaled $108,911, $132,110 and $150,978, respectively. Brokerage commissions paid may vary significantly from year to year because of portfolio turnover rates, shareholder, broker-dealer, or other financial intermediary purchase and redemption activity, varying market conditions, changes to investment processes, and other factors.

     The Adviser, which is the investment adviser to four registered investment companies (including the Fund) and other advisory clients (collectively, "client accounts"), may occasionally make investment decisions which would involve the purchase or sale of securities for the portfolios of more than one client account at the same time. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities and/or the size of the position obtained or disposed of by the client accounts. It is the Adviser's policy not to favor one client account over another in making investment recommendations or in placing orders.

     The Adviser has adopted procedures that provide generally for the Adviser to aggregate (or "bunch") orders for more than one client account. An aggregated order occurs when the Adviser enters a single order for the purchase or sale of a single security on behalf of more than one client account. The Adviser may aggregate orders when it deems it to be appropriate and in the best interests of the client accounts. Pursuant to the Adviser's trade allocation procedures, client accounts will participate in any aggregated order for a security at the average share price on any given date for all of the Adviser's transactions in that security on behalf of those clients participating in the aggregated order, with transaction costs shared pro rata based on participation. When an aggregated order is only partially filled, the securities purchased generally will be allocated on a pro rata basis to each client account participating in the aggregated order based upon the initial amount requested for the account (subject to certain exceptions) and each participating account will participate at the average share price for the aggregated order on the same business day. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration or credit exposure).

     The Adviser also has adopted procedures governing the allocation of securities issued in initial public offerings ("IPOs") which provide that all portfolio managers for the Adviser's client accounts shall be informed of any opportunity to acquire IPO securities which is presented to or which becomes available to the Adviser or any of its clients. Each client's portfolio manager shall assess whether or not the acquisition of IPO securities is appropriate for, and in the best interests of, his client, based upon multiple factors, including but not limited to the following: (i) the investment objective of the client; (ii) risk tolerance of the client; (iii) market capitalization of the IPO issuer; (iv) nature of the IPO issuer's business and industry; (v) current composition of the client's portfolio (including cash position); and (vi) preference of the portfolio manager for IPO investment opportunities. The IPO procedures provide that a written allocation statement shall be prepared prior to the Adviser submitting an order for IPO securities which identifies the client accounts to participate, the extent of such participation and the basis for allocation among the participating clients in the event the IPO order is partially filled. The allocation in the event of a partial order fill may be based upon a number of factors including but not limited to those specified as factors to be considered in assessing whether or not a client will invest in IPO securities. The procedures provide that any deviation from the initial allocation statement shall be approved by David O. Nicholas or Lawrence J. Pavelec and the Adviser's compliance officer.

     The Adviser's procedures for allocation of IPO investment opportunities are designed to ensure that all clients are treated fairly and equitably. However, the procedures do not mandate allocation of IPO investment opportunities among its clients in equal amounts or pro rata based upon the size of the client account's assets. Adviser clients, whose accounts are actively traded, have high portfolio turnover rates or invest heavily in all types of IPOs and secondary offerings may receive a greater percentage of IPO allocations than other client accounts without such characteristics.

PERFORMANCE DATA

      The average annual total return of the Fund is calculated according to the following formula:

P(1+T)n = ERV

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

     Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The average annual total return (after taxes on distributions) of the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVD

where “P” equals a hypothetical initial payment of $1000; “T” equals average annual total return (after taxes on distributions; “n” equals the number of years; and “ATVD” equals the ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemptions.

     The average annual total return (after taxes on distributions and sale of Fund shares) of the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVDR

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return (after taxes on distributions; “n” equals the number of years; and “ATVDR” equals ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and redemptions.

     After-tax returns for the Fund are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing “Return After Taxes on Distributions and Sales of Fund Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on you tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account

(“IRA”), this information may not apply to your investment.

     Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     The Fund’s performance data represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount.

     The "30-day yield" of the Fund is calculated by dividing the Fund's net investment income per share, as defined by the SEC, for the 30-day period by the net asset value per share on the last day of the stated period. Net investment income represents dividends and interest generated by the Fund's portfolio securities reduced by all expenses and any other charges that have been applied to all shareholder accounts. The calculation assumes the thirty day net investment income is compounded monthly for six months and then annualized. The "30-day yield" for each Class is then computed based on an allocation of outstanding shares. The Fund's distribution rate for each Class is calculated by using annualized distributions per Class and dividing by the net asset value per share for each Class on the last day of the period. Generally, the distribution rate reflects the amounts actually paid to shareholders at a point in time and is based on book income, whereas the yield reflects the earning power, net of expenses, of the Fund's portfolio securities at a point in time. The Fund's yield may be more or less than the amount actually distributed to shareholders. Methods used to calculate advertised yields and total returns are standardized for all bond and stock mutual funds by the Securities and Exchange Commission.

The Fund's yield is computed as follows:

Where:

A = Dividend and interest income

B = Expenses accrued for the period (net of expense reimbursement)

C = Average daily number of shares outstanding during the period that were entitled to receive dividends

D = Maximum offering price per share on the last day of the period

CAPITAL STRUCTURE

     Nicholas Equity Income Fund, Inc. is authorized to issue 500,000,000 shares of common stock, par value $0.0001 per share, of which 250,000,000 shares are designated Class I shares and 250,000,000 shares are designated Class N shares. Each full share of a class has one vote and all shares participate equally in dividends and other distributions by the Fund, when and as declared by the Board, and in the residual assets of the Fund in the event of liquidation. The shares are fully paid and non-assessable when issued. There are no conversion or sinking fund provisions applicable to shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. Shares are redeemable and are transferable. Fractional shares entitle the holder to the same rights as whole shares.

     Each share of common stock of the Fund is entitled to one vote in electing directors and other matters that may be submitted to shareholders for a vote. All shares of each class have equal voting rights. However, matters affecting only a particular class can be voted on only by shareholders in that class. All shareholders are entitled to receive dividends when and as declared by the Board of Directors from time to time and as further discussed in the Prospectuses of each class.

STOCK CERTIFICATES

     Share ownership is electronically recorded. Accordingly, the Fund will not issue certificates evidencing shares purchased. A shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. For shareholders who currently hold certificates, they may deliver certificates to the Fund's transfer agent, U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), and direct that their account be credited with the shares.

ANNUAL MEETING

     Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Articles of Incorporation and By-Laws and will not hold annual meetings of shareholders unless otherwise required to do so.

     In the event the Fund is not required to hold annual meetings of shareholders to elect directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of common stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

SHAREHOLDER REPORTS

     Shareholders will be provided at least semiannually with a report showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends March 31, an annual report containing financial statements audited by the Fund's Independent Registered Public Accounting Firm, Deloitte & Touche LLP, will be made electronically available or sent to shareholders.

CUSTODIAN AND TRANSFER AGENT

     U.S. Bank N.A. ("U.S. Bank") acts as Custodian of the Fund. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Transfer Agent and Dividend Disbursing Agent of the Fund. As custodian, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. U.S. Bank and U.S. Bancorp do not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

     Deloitte & Touche LLP, 555 East Wells Street, Suite 1400, Milwaukee, Wisconsin 53202, served as the Fund's Independent Registered Public Accounting Firm for the fiscal year ended March 31, 2024.

     Michael Best & Friedrich LLP, 790 North Water Street, Milwaukee, Wisconsin 53202, counsel to the Fund, have passed on the legality of the shares of the Fund being offered by the current Prospectus.

FINANCIAL INFORMATION

     The schedule of investments, financial statements, financial highlights and notes thereto and the Report of Independent Registered Public Accounting Firm contained in the Annual Report of the Fund for the fiscal year ended March 31, 2024 which have been filed with the SEC pursuant to Rule 30e-1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual or Semiannual Report by writing or calling the Fund or view a copy on the SEC’s website at https://www.sec.gov.

APPENDIX A: DESCRIPTION OF RATINGS

     As set forth in the Prospectus, the Fund may invest in various debt securities, convertible securities and preferred stock that are assigned specific ratings by nationally recognized statistical rating organizations ("NRSROs"), including S&P Global Ratings and Moody's Investor Services, Inc. A brief description of certain of the ratings and their meanings follows.

Debt Securities

     S&P Global Ratings. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The ratings are based in varying degrees on the following considerations: (i) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (ii) nature of and provisions of the obligation; and (iii) protection afforded by, and the relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

S&P's rating categories are as follows:

AAA	rated bonds are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence, provide the maximum safety on all counts.

AA	rated bonds also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A	rated bonds are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB	rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

BB-B	rated bonds are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC	rated bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.
In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC-C	rated bonds are usually bonds which are subordinated to senior debt that is assigned an actual or implied
"CCC" or "CCC-" rating. A "C" rated bond may also involve a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D	rated bonds are in payment default. They involve a situation where interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard
& Poor's believes such payments will be made during such grace period. A "D" rated bond may also involve the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Investors Services, Inc.

       Moody's bond rating categories are as follows:

Aaa	rated bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	rated bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A	rated bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba	rated bonds are judged to have speculative elements; their future cannot be considered as well assured.
Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	rated bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	rated bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	rated bonds represent obligations which are speculative in a high degree. They are often in default or have other marked shortcomings.

C	rated bonds are the lowest rated class of bonds. Bonds so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       The ratings of S&P and Moody's represent their opinions as to the quality of the instruments rated by them. Such ratings, which are subject to revision or withdrawal, are general and are not absolute standards of quality.

Preferred Stock

     S&P Global Ratings. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

       The preferred stock ratings are based on the following considerations:

I.	Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

II.	Nature of, and provisions of, the issue.

III.	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

       S&P's rating categories for preferred stock are as follows:

AAA	This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A	An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations.
Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB, B	Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with
CCC	respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C	Preferred stock rated "C" is a non-paying issue.

D	Preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

     Moody's Investors Services, Inc. Because of the fundamental differences between preferred stocks and bonds, Moody's uses a variation of its bond rating symbols in the quality ranking of preferred stock. The symbols, presented below, are designed by Moody's to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and these securities are rated by Moody's within the universe of preferred stocks.

      Moody's preferred stock ratings are as follows:

aaa	An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While the risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	An issue which is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

General

     The S&P "AA" and "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Moody's bond ratings from "Aa" through "Caa" and its preferred stock ratings from "aa" through "b" may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     The ratings of S&P and Moody's represent their opinions as to the quality of the instruments rated by them. It should be emphasized that such ratings, which are subject to revision or withdrawal, are general and are not absolute standards of quality.

NICHOLAS EQUITY INCOME FUND, INC.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	Amended and Restated Articles of Incorporation were previously filed with the Registration
Statement on Form N1-A (File No. 033-69804) on February 25, 2005 and are incorporated herein by reference.

(b)	Amended and Restated Bylaws were previously filed with the Registration Statement on Form
N1-A (File No. 033-69804) on February 25, 2005 and are incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders is incorporated herein by reference to
Registrant's Amended and Restated Articles of Incorporation and Bylaws.

(d)	Amended Investment Advisory Agreement was previously filed with the Registration Statement on Form N-1A (File No. 033-69804) on February 25, 2005 and is incorporated herein by reference.

(e)	Distribution Agreement, dated as of May 1, 2005, among Quasar Distributors, LLC, Nicholas
Company, Inc. and each fund in the Nicholas fund complex, including Nicholas Fund, Inc. was previously filed with the Registration Statement on Form N-1A (File No. 033-69804) on January
31, 2006 and is incorporated herein by reference and Amendment thereto was previously filed with the Registration Statement on Form N1-A (File No. 033-69804) on July 30, 2020 and is
incorporated herein by reference and Amendment thereto was previously filed with the
Registration Statement on Form N-1A (File No. 033-69804) on July 29, 2022 and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts is not applicable.

(g)	Custodian Agreement was previously filed with the Registration Statement on Form N-1A (File
No. 033-69804) on July 13, 2014 and is incorporated herein by reference.

(h)	Other Material Contracts

(i) Shareholder Servicing Plan was previously filed with the Registration Statement on Form
N-1A (File No. 033-69804) on February 25, 2005 and is incorporated herein by reference.

(ii) Power of Attorney Mr. Hauser was previously filed with the Registration Statement on
Form N-1A (File No. 033-69804) on July 31, 2017 and is incorporated herein by reference. Powers of Attorney for Messrs. Nicholas and Pelisek were previously filed with the Registration on Form N-1A (File No. 033-69804) on July 30, 2020 and are
incorporated herein by reference. Power of Attorney for Ms. Van Cleave was previously filed with the Registration Statement on Form N-1A (File No. 033-69804) on July 29,
2022 and is incorporated herein by reference.

(iii) Fund Accounting Servicing Agreement effective April 1, 2022 was previously filed with the Registration Statement on Form N-1A (File No. 033-69804) on July 29, 2022 and is
incorporated herein by reference.

(iv) Fund Administration Servicing Agreement effective April 1, 2022 was previously filed with the Registration Statement on Form N-1A (File No. 033-69804) on July 29, 2022
and is incorporated herein by reference.

(i)	Opinion and Consent of Counsel is filed herewith.

(j)	Consents of Independent Registered Public Accounting Firm is filed herewith.

(k)	Omitted Financial Statements is not applicable.

(l)	Agreement Relating to Initial Capital is not applicable.

(m)	Rule 12b-1 Plan was previously filed with the Registration Statement on Form N-1A (File No.
033-69804) on February 25, 2005 and is incorporated herein by reference.

(n)	Rule 18f-3 Plan was previously filed with the Registration Statement on Form N-1A (File No.
033-69804) on February 25, 2005 and is incorporated herein by reference.

(o)	Reserved.

(p)	Code of Ethics
(i) Amended and Restated Code of Ethics for Registrant was previously filed with the
Registration Statement on Form N-1A (File No. 033-69804) on July 29, 2022 and is
incorporated herein by reference.

(ii) Amended and Restated Code of Ethics for Nicholas Company, Inc. was previously filed with the Registration Statement on Form N-1A (File No. 033-69804) on July 29, 2022
and is incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant.

     No person is directly or indirectly controlled by or under common control with the Registrant. The Registrant, Nicholas Fund, Inc., Nicholas II, Inc., and Nicholas Limited Edition, Inc., which are all Maryland corporations, share a common investment adviser, Nicholas Company, Inc.; however, each such fund has a separate Board of Directors responsible for supervising the investment and business management services provided by the Adviser.

Item 30. Indemnification.

     Article XIII of the Amended and Restated Articles of Incorporation of the Registrant provides for the indemnification of its officers and director against liabilities incurred in such capacities to the fullest extent permitted under Maryland General Business Corporation Law and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the "Investment Company Act"). However, Section 7 of the Amended and Restated Bylaws of the Registrant provide that the Registrant may not indemnify any officer or director with respect to matters as to which such person has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Registrant maintains a joint errors and omissions insurance policy with a $10.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds. The investment adviser to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

Indemnification of the Registrant’s underwriter, Quasar Distributors, LLC is provided for in the Distribution Agreement, dated as of May 1, 2005, among Quasar Distributors, LLC, Nicholas Company, Inc. and each fund in the Nicholas fund complex, including Nicholas Equity Income Fund, Inc., for certain losses incurred by Quasar Distributor, LLC arising in connection with services provided under the Distribution Agreement.

Item 31. Business and Other Connections of the Investment Adviser.

     The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in during the past two fiscal years by the Registrant’s investment adviser, Nicholas Company, Inc., and each director and officer of Nicholas Company, Inc. is incorporated by reference to the Adviser's Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission ("SEC"), dated January 24, 2024. The Adviser's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

     The Registrant's distributor, Quasar Distributors, LLC (the "Distributor"), serves as principal underwriter and for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Advisor Managed Portfolios
2.	Capital Advisors Growth Fund, Series of Advisors Series Trust
3.	Chase Growth Fund, Series of Advisors Series Trust
4.	Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
5.	Edgar Lomax Value Fund, Series of Advisors Series Trust
6.	First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
7.	First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
8.	Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust
9.	Huber Large Cap Value Fund, Series of Advisors Series Trust
10.	Huber Mid Cap Value Fund, Series of Advisors Series Trust
11.	Huber Select Large Cap Value Fund, Series of Advisors Series Trust
12.	Huber Small Cap Value Fund, Series of Advisors Series Trust
13.	Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
14.	Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
15.	Medalist Partners Short Duration Fund, Series of Advisors Series Trust
16.	O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
17.	PIA BBB Bond Fund, Series of Advisors Series Trust
18.	PIA High Yield (MACS) Fund, Series of Advisors Series Trust
19.	PIA High Yield Fund, Series of Advisors Series Trust
20.	PIA MBS Bond Fund, Series of Advisors Series Trust
21.	PIA Short-Term Securities Fund, Series of Advisors Series Trust
22.	Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
23.	Poplar Forest Partners Fund, Series of Advisors Series Trust
24.	Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
25.	Pzena International Small Cap Value Fund, Series of Advisors Series Trust
26.	Pzena International Value Fund, Series of Advisors Series Trust
27.	Pzena Mid Cap Value Fund, Series of Advisors Series Trust
28.	Pzena Small Cap Value Fund, Series of Advisors Series Trust
29.	Reverb ETF, Series of Advisors Series Trust
30.	Scharf Fund, Series of Advisors Series Trust
31.	Scharf Global Opportunity Fund, Series of Advisors Series Trust
32.	Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
33.	Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
34.	Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
35.	VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
36.	The Aegis Funds
37.	Allied Asset Advisors Funds
38.	Angel Oak Funds Trust
39.	Angel Oak Strategic Credit Fund
40.	Barrett Opportunity Fund, Inc.
41.	Brookfield Investment Funds
42.	Buffalo Funds

43.	DoubleLine Funds Trust
44.	EA Series Trust (f/k/a Alpha Architect ETF Trust)
45.	Ecofin Tax-Advantaged Social Impact Fund, Inc.
46.	AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
47.	AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
48.	AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
49.	AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
50.	AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
51.	AAM Transformers ETF, Series of ETF Series Solutions
52.	AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
53.	Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions
54.	Aptus Defined Risk ETF, Series of ETF Series Solutions
55.	Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
56.	Aptus Enhanced Yield ETF, Series of ETF Series Solutions
57.	Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
58.	Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
59.	Blue Horizon BNE ETF, Series of ETF Series Solutions
60.	BTD Capital Fund, Series of ETF Series Solutions
61.	Carbon Strategy ETF, Series of ETF Series Solutions
62.	Cboe Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
63.	ClearShares OCIO ETF, Series of ETF Series Solutions
64.	ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
65.	ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
66.	Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
67.	Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
68.	Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
69.	ETFB Green SRI REITs ETF, Series of ETF Series Solutions
70.	Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
71.	Hoya Capital Housing ETF, Series of ETF Series Solutions
72.	iBET Sports Betting & Gaming ETF, Series of ETF Series Solutions
73.	International Drawdown Managed Equity ETF, Series of ETF Series Solutions
74.	LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
75.	LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
76.	LHA Market State Tactical Q ETF, Series of ETF Series Solutions
77.	LHA Risk-Managed Income ETF, Series of ETF Series Solutions
78.	Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions
79.	Loncar China BioPharma ETF, Series of ETF Series Solutions
80.	McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
81.	Nationwide Dow Jones® Risk-Managed Income ETF, Series of ETF Series Solutions
82.	Nationwide Nasdaq-100 Risk-Managed Income ETF, Series of ETF Series Solutions
83.	Nationwide Russell 2000® Risk-Managed Income ETF, Series of ETF Series Solutions
84.	Nationwide S&P 500® Risk-Managed Income ETF, Series of ETF Series Solutions
85.	NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
86.	Opus Small Cap Value ETF, Series of ETF Series Solutions
87.	Roundhill Acquirers Deep Value ETF, Series of ETF Series Solutions
88.	The Acquirers Fund, Series of ETF Series Solutions
89.	U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
90.	U.S. Global JETS ETF, Series of ETF Series Solutions
91.	U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
92.	US Vegan Climate ETF, Series of ETF Series Solutions
93.	First American Funds, Inc.
94.	FundX Investment Trust
95.	The Glenmede Fund, Inc.
96.	The Glenmede Portfolios
97.	The GoodHaven Funds Trust
98.	Harding, Loevner Funds, Inc.

99.	Hennessy Funds Trust
100.	Horizon Funds
101.	Hotchkis & Wiley Funds
102.	Intrepid Capital Management Funds Trust
103.	Jacob Funds Inc.
104.	The Jensen Quality Growth Fund Inc.
105.	Kirr, Marbach Partners Funds, Inc.
106.	Leuthold Funds, Inc.
107.	Core Alternative ETF, Series of Listed Funds Trust
108.	Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
109.	Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
110.	LKCM Funds
111.	LoCorr Investment Trust
112.	MainGate Trust
113.	ATAC Rotation Fund, Series of Managed Portfolio Series
114.	Coho Relative Value Equity Fund, Series of Managed Portfolio Series
115.	Coho Relative Value ESG Fund, Series of Managed Portfolio Series
116.	Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
117.	Ecofin Global Energy Transition Fund, Series of Managed Portfolio Series
118.	Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
119.	Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
120.	Ecofin Sustainable Water Fund, Series of Managed Portfolio Series
121.	Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
122.	Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
123.	Kensington Active Advantage Fund, Series of Managed Portfolio Series
124.	Kensington Defender Fund, Series of Managed Portfolio Series
125.	Kensington Dynamic Growth Fund, Series of Managed Portfolio Series
126.	Kensington Managed Income Fund, Series of Managed Portfolio Series
127.	LK Balanced Fund, Series of Managed Portfolio Series
128.	Muhlenkamp Fund, Series of Managed Portfolio Series
129.	Nuance Concentrated Value Fund, Series of Managed Portfolio Series
130.	Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series
131.	Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
132.	Olstein All Cap Value Fund, Series of Managed Portfolio Series
133.	Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
134.	Port Street Quality Growth Fund, Series of Managed Portfolio Series
135.	Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
136.	Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
137.	Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
138.	Reinhart International PMV Fund, Series of Managed Portfolio Series
139.	Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
140.	Tortoise Energy Infrastructure and Income Fund, Series of Managed Portfolio Series
141.	Tortoise Energy Infrastructure Total Return Fund, Series of Managed Portfolio Series
142.	Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
143.	V-Shares MSCI World ESG Materiality and Carbon Transition ETF, Series of Managed Portfolio Series
144.	V-Shares US Leadership Diversity ETF, Series of Managed Portfolio Series
145.	Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
146.	Hood River International Opportunity Fund, Series of Manager Directed Portfolios
147.	Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
148.	Mar Vista Strategic Growth Fund, Series of Manager Directed Portfolios
149.	Vert Global Sustainable Real Estate Fund, Series of Manager Directed Portfolios
150.	Matrix Advisors Funds Trust
151.	Matrix Advisors Value Fund, Inc.
152.	Monetta Trust
153.	Nicholas Equity Income Fund, Inc.

154.	Nicholas Fund, Inc.
155.	Nicholas II, Inc.
156.	Nicholas Limited Edition, Inc.
157.	Oaktree Diversified Income Fund Inc.
158.	Permanent Portfolio Family of Funds
159.	Perritt Funds, Inc.
160.	Procure ETF Trust II
161.	Professionally Managed Portfolios
162.	Prospector Funds, Inc.
163.	Provident Mutual Funds, Inc.
164.	Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
165.	Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
166.	Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
167.	Aquarius International Fund, Series of The RBB Fund, Inc.
168.	Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
169.	Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
170.	Boston Partners Emerging Markets Fund, Series of The RBB Fund, Inc.
171.	Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
172.	Boston Partners Global Long/Short Fund, Series of The RBB Fund, Inc.
173.	Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
174.	Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
175.	Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
176.	Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
177.	Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
178.	F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
179.	Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
180.	Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
181.	Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
182.	Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
183.	Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
184.	Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
185.	Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
186.	SGI Global Equity Fund, Series of The RBB Fund, Inc.
187.	SGI Peak Growth Fund, Series of The RBB Fund, Inc.
188.	SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
189.	SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
190.	SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
191.	SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
192.	US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
193.	US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
194.	US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
195.	US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
196.	US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
197.	US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
198.	US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
199.	US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
200.	US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
201.	US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
202.	WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
203.	WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
204.	The RBB Fund Trust
205.	RBC Funds Trust
206.	Series Portfolios Trust
207.	Thompson IM Funds, Inc.
208.	TrimTabs ETF Trust
209.	Trust for Advised Portfolios

210.	Barrett Growth Fund, Series of Trust for Professional Managers
211.	Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
212.	Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
213.	CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers
214.	CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
215.	CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
216.	RiverPark Strategic Income Fund, Series of Trust for Professional Managers
217.	Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
218.	Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
219.	Jensen Quality Value Fund, Series of Trust for Professional Managers
220.	Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
221.	Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
222.	Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers
223.	USQ Core Real Estate Fund
224.	Wall Street EWM Funds Trust
225.	Wisconsin Capital Funds, Inc.

     The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202.

Name	Address		Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100,		President/Manager	None
	Portland, ME	04101
Chris Lanza	Three Canal Plaza, Suite 100,		Vice President	None
	Portland, ME	04101
Kate Macchia	Three Canal Plaza, Suite 100,		Vice President	None
	Portland, ME	04101
Susan L. LaFond	Three Canal Plaza, Suite 100,		Vice President and Chief	None
	Portland, ME	04101	Compliance Officer and
			Treasurer
Kelly B. Whetstone	Three Canal Plaza, Suite 100,		Secretary	None
	Portland, ME	04101
Weston Sommers	Three Canal Plaza, Suite 100,		Financial and Operations	None
	Portland, ME	04101	Principal and Chief Financial
			Officer

     During the Funds' most recent fiscal year, the Distributor did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation from the Fund.

Item 33. Location of Accounts and Records.

     The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant's Fund Sub-Administrator, Fund Accountant	U.S. Bancorp Fund Services, LLC
and Transfer Agent	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

Registrant's Custodian	U.S. Bank, National Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Registrant's Investment Adviser and Fund Administrator	Nicholas Company, Inc.
411 East Wisconsin Avenue, Suite 2100
Milwaukee, WI 53202

Item 34. Management Services Not Discussed in Parts A and B.

       Not Applicable.

Item 35. Undertakings.

       None.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, the Registrant certifies that it meets all of the requirements for effectiveness of the registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 24th day of July, 2024.

Nicholas Equity Income Fund, Inc.

By:	/s/ Jennifer R. Kloehn
Jennifer R. Kloehn, Senior Vice President,
Treasurer and Principal
Financial and Accounting Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 24th day of July, 2024.

/s/	David O. Nicholas*	President (Chief Executive
	David O. Nicholas	Officer), and Director

/s/	John A. Hauser*	Director
John A. Hauser

/s/	David P. Pelisek*	Director
David P. Pelisek

/s/	Julie M. Van Cleave*	Director
Julie M. Van Cleave

* By: /s/ Jennifer R. Kloehn
Jennifer R. Kloehn,
Attorney-in-Fact pursuant to
Power of Attorney previously filed
or filed herewith.

EXHIBIT INDEX

Exhibit	Exhibit No.
Opinion and Consent of Michael Best & Friedrich LLP	EX-99.i.
Consent of Deloitte & Touche LLP	EX-99.j.